                        ALTERMAN INVESTMENT FUND, INC.
                       182 Hilderbrand Drive, Suite 102
                            Atlanta, Georgia 30328

                                                              November 16, 1999

Dear Shareholders:

  You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Alterman Investment Fund, Inc. ("Alterman" or "Fund") which will be held on December 7, 1999, at 11:00 a.m., at Alterman's offices at 182 Hilderbrand Drive, Suite 102, Atlanta, Georgia 30328.

  You are being asked to vote on an Agreement and Plan of Reorganization whereby all or substantially all of the assets of Alterman would be transferred in a tax-free reorganization to the Georgia Portfolio (the "Georgia Portfolio," the "Portfolio" and collectively with Alterman, the "Funds"), an open-end non-diversified series of Smith Barney Muni Funds ("Muni Funds"), in exchange for Class A shares of beneficial interest of the Georgia Portfolio. If the Agreement and Plan of Reorganization is approved and consummated, you would no longer be a shareholder of Alterman, but would become a shareholder of the Georgia Portfolio, which is managed by SSBC Fund Management, Inc. ("SSBC") and has similar investment objectives and policies to your Fund, except as described in the Proxy Statement/Prospectus. Unlike your Fund, the Georgia Portfolio provides its shareholders with the opportunity to purchase, redeem and exchange shares of the Georgia Portfolio at net asset value on any business day subject only to the various limitations set forth in its prospectus and in certain instances to the payment of a sales charge. Of course, there would be no sales charges assessed on the issuance of Georgia Portfolio shares as part of the proposed Reorganization.

  Other business of the meeting will be (i) to elect five directors to hold office until the next annual meeting of stockholders, (ii) to ratify the selection by the board of directors of Alterman of Birnbrey, Minsk & Minsk LLC as auditors of Alterman for fiscal 2000 and (iii) to transact such other business as may come before the meeting.

  After careful review, the members of Alterman's board have approved the proposed reorganization and the other proposals to be considered at the Annual Meeting. The board members of Alterman believe that the proposals set forth in the notice of meeting for Alterman are important and recommend that you read the enclosed materials carefully and then vote for each of the proposals.

  Your vote is important. Please take a moment now to sign and return your proxy card(s) in the enclosed postage-paid return envelope. For more information, please call Kusiel (Sonny) Kaplan at (800) 861-1844.

                                          Respectfully,

                                          /s/ Paul Alterman
                                          _____________________________________

                                          Paul Alterman
                                          President
                                          Alterman Investment Fund, Inc.

                               ----------------

WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID
 ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS
                       OF THE NUMBER OF SHARES YOU OWN.

                        ALTERMAN INVESTMENT FUND, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

  Please take notice that an Annual Meeting of Shareholders (the "Annual Meeting") of Alterman Investment Fund, Inc. will be held at the offices of Alterman Investment Fund, Inc., 182 Hilderbrand Drive, Suite 102, Atlanta, Georgia 30328, on December 7, 1999, at 11:00 a.m., Eastern time, for the following purposes:

    PROPOSAL 1: To approve an Agreement and Plan of Reorganization for the Fund pursuant to which the Fund shall transfer all or substantially all of its assets and all of its stated liabilities, in exchange for issued and outstanding Class A voting shares of the Georgia Portfolio of Smith Barney Muni Funds and the Fund shall liquidate and distribute pro rata to its shareholders the Georgia Portfolio Shares received from the Georgia Portfolio, terminate as a closed-end management investment company under the Investment Company Act of 1940, as amended, and then dissolve as a corporation under Delaware law.

    PROPOSAL 2: To elect five (5) directors to hold office until the next annual meeting of stockholders and until their successors shall be elected and shall qualify, as shown in the enclosed Proxy Statement.

    PROPOSAL 3: To ratify or reject the selection by the Board of Directors of Birnbrey, Minsk & Minsk LLC as auditors of the Fund for fiscal 2000.

    PROPOSAL 4: To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

  The appointed proxies will vote in their discretion on any other business as may properly come before the Annual Meeting or any adjournments thereof.

  Holders of record of shares of the Fund at the close of business on November 1, 1999 are entitled to vote at the Annual Meeting and at any adjournments thereof.

  In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Annual Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For more information, please call Kusiel (Sonny) Kaplan at (800) 861-1844.

                                          By Order of the Board of Directors

                                          /s/ C.H. Shepherd
                                          _____________________________________
                                          C.H. Shepherd
                                          Secretary

November 16, 1999

                               ----------------

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE ANNUAL MEETING. IF YOU CAN ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                                                              November 16, 1999

                        ALTERMAN INVESTMENT FUND, INC.

                                IMPORTANT NEWS

                           FOR ALTERMAN SHAREHOLDERS

  While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                         Q & A: QUESTIONS AND ANSWERS

Q:WHAT IS HAPPENING?

A: You are being asked to vote on an Agreement and Plan of Reorganization whereby all or substantially all of the assets of Alterman Investment Fund, Inc., a closed-end diversified management investment company ("Alterman" or the "Fund"), would be transferred in a tax-free reorganization to the Georgia Portfolio (the "Georgia Portfolio," the "Portfolio" and collectively with Alterman, the "Funds"), an open-end non-diversified series of Smith Barney Muni Funds ("Muni Funds"), in exchange for Class A shares of beneficial interest of the Georgia Portfolio. If the Agreement and Plan of Reorganization is approved and consummated, you would no longer be a shareholder of Alterman, but would become a shareholder of the Georgia Portfolio, which has similar investment objectives and policies to your Fund, except as described in the Proxy Statement/Prospectus.

Q:WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION?

A: The Board members of Alterman believe that you may benefit from the proposed reorganization, in part, because the Georgia Portfolio is an open-end fund providing its shareholders with the opportunity to purchase, redeem and exchange shares of the Georgia Portfolio at net asset value on any business day subject only to the various limitations set forth in its prospectus and in certain instances to the payment of a sales charge. Currently, the shares of Alterman held by its shareholders are not liquid, and Alterman shareholders may not purchase, redeem or exchange Alterman shares. The Georgia Portfolio may also offer the opportunity for higher annual income and total return and for lower fees and expenses than Alterman. If the reorganization is approved by Alterman shareholders, the Georgia Portfolio's net expense ratio (which is currently .03% lower than that of Alterman after taking into account certain expense limitation arrangements) is expected to remain unchanged for the year ending March 31, 2000. The proposed reorganization also provides Alterman shareholders with the opportunity of benefiting from the investment management expertise of SSBC Fund Management, Inc. ("SSBC"), an affiliate of Salomon Smith Barney, Inc. ("Salomon Smith Barney"). The following pages give you additional information on the proposed reorganization on which you are being asked to vote.

Q:WHO IS SSBC?

A: Unlike your Fund, which is managed by SunTrust Bank, the Georgia Portfolio is managed by SSBC. SSBC is a subsidiary of Citigroup Inc. As of June 30, 1999, SSB Citi Asset Management Group, which is comprised of Citigroup Inc.'s primary asset management business platforms, has assets under management of approximately $347 billion. SSB Citi Asset Management Group has a strong product balance among equities, fixed income and liquidity products. SSB Citi Asset Management Group has investment centers in the United States, Europe, Japan, Latin America, Asia Pacific and Australia and has global research centers in New York, London, Tokyo, Singapore and Melbourne. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Q:HOW DO THE BOARD MEMBERS OF ALTERMAN RECOMMEND THAT I VOTE?

A: AFTER CAREFUL CONSIDERATION, THE BOARD MEMBERS OF ALTERMAN, INCLUDING THOSE
   WHO ARE NOT AFFILIATED WITH ALTERMAN, RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION ON THE ENCLOSED PROXY CARD(S).

Q: WILL ALTERMAN PAY FOR THIS PROXY SOLICITATION?

A: Although Salomon Smith Barney will bear a majority of the legal and accounting costs, Alterman may also bear some portion of these expenses and will bear the cost of preparing, printing and mailing the Proxy Statement/Prospectus and proxy card(s) and other costs associated with the solicitation.

Q:WHOM DO I CALL FOR MORE INFORMATION?

A:Please call Kusiel (Sonny) Kaplan at (800) 861-1844.

                               TABLE OF CONTENTS

PROPOSAL 1: Approval of Agreement and Plan of Reorganization................   4
Synopsis....................................................................   5
Annual Fund Operating Expenses..............................................   9
Principal Risk Factors......................................................  11
The Proposed Transaction....................................................  15
PROPOSAL 2: Election of Directors...........................................  24
PROPOSAL 3: Selection of Independent Public Accountants.....................  29
Additional Information......................................................  30
Exhibit A................................................................... A-1
Appendix A.................................................................. A-1

                             ADDITIONAL MATERIALS

  The following additional materials, which have been incorporated by reference into the Statement of Additional Information dated November 15, 1999 relating to this Combined Proxy Statement/Prospectus and the Reorganization, will be sent to all shareholders of Alterman Investment Fund, Inc. requesting a copy of such Statement of Additional Information.

  The Statement of Additional Information for the Georgia Portfolio of Smith Barney Muni Funds, dated July 29, 1999.

                          PROXY STATEMENT/PROSPECTUS
                               NOVEMBER 15, 1999

                        RELATING TO THE ACQUISITION BY
                 THE GEORGIA PORTFOLIO ("GEORGIA PORTFOLIO"),
              A SERIES OF SMITH BARNEY MUNI FUNDS ("MUNI FUNDS"),
                             388 Greenwich Street
                           New York, New York 10013
                                (212) 816-6474

                               OF THE ASSETS OF
                 ALTERMAN INVESTMENT FUND, INC. ("ALTERMAN"),
                       182 Hilderbrand Drive, Suite 102
                            Atlanta, Georgia 30328
                                (404) 237-9891

General

  This Proxy Statement/Prospectus is furnished to shareholders of Alterman in connection with Alterman's annual meeting on December 7, 1999. At the annual meeting, one of the proposals to be considered is a proposed reorganization in which all or substantially all of the assets of Alterman would be acquired by the Georgia Portfolio, in exchange solely for Class A voting shares of beneficial interest (the "Shares" or "Class A shares") of the Georgia Portfolio and the assumption by the Georgia Portfolio of all of the stated liabilities of Alterman (collectively, the "Reorganization"). Shares of the Georgia Portfolio thereby received would then be distributed to the shareholders of Alterman in complete liquidation of Alterman. As a result of the Reorganization, each shareholder of Alterman would receive that number of full and fractional shares of the Georgia Portfolio having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of Alterman held as of the close of business on the business day preceding the closing of the Reorganization. Shareholders of Alterman are being asked to vote on an Agreement and Plan of Reorganization pursuant to which such transactions, as described more fully below, would be consummated.

  This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Georgia Portfolio that a prospective investor should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Georgia Portfolio, see the prospectus for the Georgia Portfolio, dated July 29, 1999, as supplemented from time to time, which is included herewith and incorporated herein by reference. This Proxy Statement/Prospectus is also accompanied by the Georgia Portfolio's annual report to shareholders for the year ended March 31, 1999. For a more detailed discussion of the investment objectives, policies, restrictions and risks of Alterman, see the prospectus for Alterman, dated August 14, 1992, which is incorporated herein by reference and a copy of which may be obtained without charge by writing to Alterman, 182 Hilderbrand Drive, Suite 102, Atlanta, Georgia 30328, or by calling at (800) 861-1844. A Statement of Additional Information of Alterman and Muni Funds dated November 15, 1999 containing additional information about the Reorganization and the parties thereto has been

                               ----------------

  The Securities and Exchange Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this proxy statement/prospectus. Any representation to the contrary is a criminal offense.

  No person has been authorized to give any information or to make any representations other than those contained in this combined prospectus/proxy statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the funds.

filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Statement of Additional Information and Alterman's annual report for the year ended April 30, 1999 are available upon request and without charge by writing to or calling Alterman at the address or phone number listed above. Shareholder inquiries regarding Alterman or the Georgia Portfolio may also be made by calling the phone number listed above. The information contained herein concerning Alterman has been provided by, and is included herein in reliance upon, Alterman. The information contained herein concerning the Georgia Portfolio has been provided by, and is included herein in reliance upon, the Georgia Portfolio.

  The Georgia Portfolio is a non-diversified series of Muni Funds, an open-end management investment company organized as a Massachusetts business trust. Alterman is a diversified closed-end management investment company organized as a Delaware corporation. The principal investment objective of the Georgia Portfolio is to pay its shareholders as high a level of income exempt from Federal income taxes and Georgia personal income taxes as is consistent with prudent investing. The principal investment objective of Alterman is to receive current income, capital appreciation being a minor objective (not more than 25% of Alterman's total assets will be invested for the primary purpose of capital appreciation). Although not a part of its stated investment objective, Alterman has also sought investments in securities with income exempt from Federal income tax and Georgia personal income tax.

  In the descriptions of the Proposal regarding the Reorganization below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not Alterman whose proxy statement this is. In addition, in this Proxy Statement/ Prospectus, for simplicity, actions are described as being taken by the Georgia Portfolio, although the actions are actually taken by Muni Funds on behalf of the Georgia Portfolio.

  This Proxy Statement/Prospectus, the Notice of Annual Meeting and the proxy card(s) are first being mailed to shareholders on or about November 16, 1999 or as soon as practicable thereafter. Any Alterman shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of Alterman at the address for Alterman shown at the beginning of this Proxy Statement/Prospectus) or in person at the Annual Meeting, by executing a superseding proxy or by submitting a notice of revocation to Alterman.

  All properly executed proxies received in time for the Annual Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.

  The presence at any shareholders' meeting, in person or by proxy, of the holders of a majority of the shares of Alterman entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of Alterman's shares present in person or by proxy at the Annual Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Annual Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by Alterman from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

  Proposal 1 regarding the Reorganization requires the affirmative vote of the holders of a majority in interest of Alterman's outstanding shares; Proposal 2 regarding the election of Directors requires the affirmative vote of the holders of a plurality of Alterman's shares present in person or by proxy at the Annual Meeting and entitled to vote thereat, a quorum being present; and Proposal 3 regarding the Independent Public Accountants requires the affirmative vote of the holders of a majority in interest of Alterman's shares present in person or by proxy at the Annual Meeting and entitled to vote thereat, a quorum being present. Abstentions and broker non-votes will have the effect of a "no" vote on Proposals 1 and 3, but will have no effect on Proposal 2. Broker non-votes will, however, be utilized in determining the voting securities "present" at the Annual Meeting.

  Holders of record of the shares of Alterman at the close of business on November 1, 1999 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Annual Meeting. As of November 1, 1999, there were 787,769 shares of Alterman outstanding.

  To the best of Muni Funds' knowledge, as of November 5, 1999, except as set forth on Appendix A, no person owned beneficially more than 5% of the Georgia Portfolio's outstanding shares.

  The following table sets forth certain information concerning each person known to Alterman to be a beneficial owner of more than 5% of the outstanding shares of Common Stock of Alterman as of November 1, 1999.

Name and Address                  Amount of Beneficial
of Beneficial Owner                 Ownership (a)(b)   Percent of Class
-------------------               -------------------- ----------------
Rosalie Alterman                        150,335             19.1%
182 Hilderbrand Drive, Suite 102
Atlanta, GA 30327

Estate of Sam P. Alterman               115,420             14.7%
182 Hilderbrand Drive, Suite 102
Atlanta, GA 30328

Estate of David Alterman                 50,533              6.4%
182 Hilderbrand Drive, Suite 102
Atlanta, GA 30328

Estate of Malcolm Alterman               64,696              8.2%
182 Hilderbrand Drive, Suite 102
Atlanta, GA 30328

Paul Alterman                           131,736             16.7%
182 Hilderbrand Drive, Suite 102
Atlanta, GA 30328

Daniel Alterman                          49,200              6.3%
182 Hilderbrand Drive, Suite 102
Atlanta, GA 30328

Laura A. Cox                             56,577              7.2%
5255 W. Bank Drive
Marietta, GA 30068

Paula A. Kaplan                          83,878             10.6%
2746 Ridgewood Road, N.W.
Atlanta, GA 30327

Joanne A. Singer                         76,098              9.6%
2793 Ridge Valley Road, N.W.
Atlanta, GA 30327

--------
(a) Includes the beneficial ownership of shares of Common Stock held by the named individuals and their spouse or widow individually or as custodian or trustee as follows: Estate of Sam P. Alterman--1,890 shares by estate of deceased spouse disclaimed by the estate of Sam P. Alterman, 69,402 shares held by Alterman Real Estate, Ltd., a Georgia limited partnership of which Alterman Real Estate Corp.

  and Paul Alterman are the sole general partners and the estate of the deceased spouse of Sam P. Alterman is the sole limited partner and 40,000 shares held by the Sam P. Alterman Family Foundation, Inc., a non-profit corporation of which Paul Alterman, Laura A. Cox and Daniel Alterman are three of five trustees; Estate of David Alterman 1,105 shares by widow and 49,428 shares held under two marital trusts under the will of David Alterman, in the amount of 11,894 shares and 37,534 shares, respectively; Estate of Malcolm Alterman--includes 20,300 shares held by the Malcolm Alterman Limited Partnership; Paul Alterman--69,402 shares held by Alterman Real Estate, Ltd., 40,000 shares held by the Sam P. Alterman Family Foundation, Inc., 11,955 shares held as custodian for two minor children, and 100 shares held by his wife; Daniel Alterman--40,000 shares held by the Sam P. Alterman Family Foundation, of which he is one of five trustees; Laura Alterman Cox--40,000 shares held by the Sam P. Alterman Family Foundation, of which she is one of five trustees, and 6,977 shares held as custodian for two minor children; Paula A. Kaplan--12,300 held by her husband, and 12,853 shares held as co-trustee of two trusts established under the will of Esther Alterman; and Joanne A. Singer--1,120 shares held by husband and 12,853 shares held as co-trustee of two trusts established under the will of Esther Alterman.
(b) Shares which are beneficially owned by the emancipated descendants of the named individuals are not included in the table. Each of the named individuals disclaims the beneficial ownership of shares held by their emancipated descendants and the wives of their emancipated descendants.

  As stated in the Notice of Annual Meeting of Stockholders, attached hereto, only holders of Common Stock of the Record Date will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer book will not be closed.

  As of the Record Date, no Trustee of Muni Funds held shares of the Georgia Portfolio. See "PROPOSAL 2: ELECTION OF DIRECTORS" regarding the number of shares of Alterman owned directly or beneficially by the Directors of Alterman.

  Each of Alterman and the Georgia Portfolio provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each of Alterman and the Georgia Portfolio and a copy of any more recent semi-annual report, without charge, by calling Alterman at (800) 861-1844 and the Georgia Portfolio at (800) 451-2010 or writing to Alterman or the Georgia Portfolio, c/o Smith Barney Muni Funds, at the addresses shown at the beginning of this Proxy Statement/Prospectus.

                       PROPOSAL 1: APPROVAL OF AGREEMENT
                           AND PLAN OF REORGANIZATION

  The Board of Directors/Trustees of each of Alterman and Muni Funds, including all of the Directors/Trustees who are not "interested persons" of Alterman or Muni Funds (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Non-Interested Directors/Trustees" or "Non- Interested Board Members"), approved on July 15, 1999 and June 17, 1999, respectively, an Agreement and Plan of Reorganization (the "Plan"). Subject to its approval by the shareholders of Alterman, the Plan provides for (a) the transfer of all or substantially all of the assets of Alterman to the Georgia Portfolio, an open-end non-diversified series of Muni Funds, in exchange for the Shares of the Georgia Portfolio and the assumption by the Georgia Portfolio of all of Alterman's stated liabilities; (b) the distribution of such Georgia Portfolio shares to the shareholders of Alterman in complete liquidation of Alterman; (c) the termination of Alterman as a diversified closed-end management investment company; and (d) the dissolution of Alterman as a corporation under Delaware law (collectively, the "Reorganization"). As a result of the Reorganization, each shareholder of Alterman will become a shareholder of the Georgia Portfolio and will hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional shares of the Georgia Portfolio having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in Alterman as of the close of business on the business day preceding the Closing (the "Valuation Date"). The Closing is expected to occur on December 10, 1999, or on such later date as the parties may agree in writing (the "Closing Date").

                                   SYNOPSIS

  The following is a summary of certain information contained in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Prospectus of the Georgia Portfolio, the Prospectus of Alterman and the Plan, the form of which is attached to this Proxy Statement/Prospectus as Exhibit A. Alterman shareholders should read this entire Proxy Statement/Prospectus carefully.

Introduction

  SunTrust Bank, formerly known as Trust Company Bank, located at One Park Place, Atlanta, Georgia 30303 ("SunTrust"), is the investment manager of Alterman. SSBC, located at 388 Greenwich Street, New York, New York 10013, is the investment manager of the Georgia Portfolio. If the Plan is consummated, Alterman shareholders will become shareholders of the Georgia Portfolio and may benefit from the open-end nature of the Georgia Portfolio and access to the investment management expertise of SSBC and will be able to enjoy certain shareholder privileges not currently available to them, such as the ability to purchase, redeem and exchange shares at net asset value on any business day (subject only to the various limitations set forth in the Georgia Portfolio's prospectus and in certain instances to the payment of a sales charge), access to professional service representatives, and automatic cash withdrawal. Alterman shareholders, as shareholders of the Georgia Portfolio, may also be presented with the opportunity for higher annual income and total return and for lower fees and expenses as compared to Alterman. See "Capitalization and Performance" and "Annual Fund Operating Expenses," respectively. The Georgia Portfolio declares dividends daily and pays dividends monthly. Alterman declares dividends quarterly and pays dividends quarterly. See "Dividends and Other Distributions." It is a condition of the Reorganization that each Fund receive an opinion of independent legal counsel that the Reorganization will be tax-free. This means that shareholders will not realize any capital gain or loss as a direct result of the Reorganization.

Proposed Transaction

  The aggregate net asset value of the Shares issued in exchange for the assets and stated liabilities of Alterman will be equal to the net asset value of Alterman as of the Valuation Date. Immediately following the transfer of Shares to Alterman, the Shares will be distributed pro rata to the shareholders of record of Alterman on the Closing Date and the shares of Alterman will be cancelled.

  For the reasons described below under "Reasons for the Proposed
Transaction," the Board of Directors of Alterman, including the Non-Interested Directors, has concluded the following:

  -- the Reorganization is in the best interests of Alterman and its shareholders; and

  -- the interests of the existing shareholders of Alterman will not be diluted as a result of the Reorganization.

  Accordingly, the Directors recommend approval of the Plan. If the Plan is not approved, Alterman will continue in existence unless other action is taken by the Directors.

Comparison of Investment Objectives and Policies

  The principal investment objective of the Georgia Portfolio is to pay its shareholders as high a level of income exempt from Federal income taxes and Georgia personal income taxes as is consistent with prudent investing. The principal investment objective of Alterman is to receive current income, capital appreciation being a minor objective (not more than 25% of Alterman's total assets will be invested for the primary purpose of capital appreciation). Whereas the Georgia Portfolio is a non-diversified open-end fund, Alterman is a diversified closed-end fund. Whereas the Georgia Portfolio, under normal market conditions, will seek to invest not less than 80% and up to 100% of its assets in municipal obligations the interest on which is exempt from Federal income taxes (other than the Federal alternative minimum tax ("AMT")), Alterman has no stated policies with respect to such investment practice. However, Alterman's investment practice has been to invest substantially all of its assets in municipal obligations, the interest on which is exempt from Federal income taxes (other than AMT) and Georgia income taxes. Whereas all municipal bonds purchased by the Georgia Portfolio must, at the time of purchase, be investment-grade municipal securities and at least two-thirds of the Georgia Portfolio's municipal bonds must be rated within the three highest ratings categories by a nationally recognized statistical rating organization ("NRSRO"), Alterman has no stated policies with respect to such investment practices. However, Alterman's investment practice has been to invest substantially all of its assets in municipal bonds such that its average bond rating by a NRSRO is AA. Also, Alterman historically has invested in municipal bonds with a shorter average maturity than those of the Georgia Portfolio. Whereas the Georgia Portfolio will not invest more than 15% of its net assets in illiquid securities, Alterman will invest in securities which have been publicly distributed and for which a market exists. Whereas the Georgia Portfolio may engage in short-term trading consistent with its investment objective, Alterman may not acquire securities for short-term resale or other disposition or for the purpose of realizing short-term profits. Despite the absence of stated policies with respect to these and other investment practices discussed in this proxy statement/prospectus, the actual investment practices of Alterman substantially coincide with those of the Georgia Portfolio.

  The Georgia Portfolio and Alterman have substantially similar fundamental policies with respect to issuing senior securities, engaging in industry concentration, making loans, underwriting securities, and purchasing or selling real estate, real estate mortgages, commodities or commodity contracts. Investment restrictions of each Fund which are fundamental policies may not be changed without the approval of the applicable Fund's shareholders. Investors should refer to the respective prospectuses and statements of additional information of Alterman and the Georgia Portfolio for a fuller description of each Fund's investment policies and restrictions.

Comparison of Closed-End and Open-End Investment Companies

  Generally, closed-end funds, such as Alterman, neither redeem their outstanding stock nor engage in the continuous sale of new securities. Therefore, a closed-end fund operates with a relatively fixed capitalization. Shareholders who wish to buy or sell shares generally must do so through a broker-dealer, and pay or receive whatever price the market may bear. This price may be more or less than the net asset value per share of the closed-end fund's shares. There is no established market for shares of Alterman and, therefore, no assurance that a shareholder will be able to liquidate his or her position in the Alterman shares at a time or at a price that is acceptable. In contrast, open-end funds, such as the Georgia Portfolio, issue redeemable securities entitling shareholders to surrender those securities to the fund and receive in return their proportionate share of the value of the fund's net assets (less any redemption fee charged by the fund and any "sales load" if purchased through a broker-dealer). Also, open-end funds generally issue new shares at the fund's net asset value, subject to any applicable sales load.

  In addition to these structural distinctions between the two types of funds, several other differences exist. These distinctions can give rise to advantages and disadvantages to Alterman if, on the one hand, it remains a closed-end fund or if, on the other hand, it converts to open-end status. An advantage of being a closed-end fund is that assets may be fully invested in accordance with both the fund's investment objectives and policies, whereas open-end funds frequently maintain a portion of their assets in cash or cash equivalents in order to facilitate meeting redemption requests. Based upon information provided by SSBC, the Board has considered the advantages and disadvantages to Alterman and its shareholders associated with the Reorganization in general and with remaining closed-end or converting to open-end form in particular and found the overall advantages of the Reorganization to outweigh the disadvantages.

Investment Objective and Policies of the Georgia Portfolio

  The Georgia Portfolio seeks as high a level of income exempt from Federal income taxes and Georgia personal income taxes as is consistent with prudent investing.

  The Georgia Portfolio invests at least 80% of its net assets in municipal securities and at least 65% of its net assets in Georgia municipal securities. Georgia municipal securities include securities issued by the State of Georgia and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from Georgia state personal income taxes. The Georgia Portfolio focuses primarily on intermediate-term and long-term municipal securities which have remaining maturities at the time of purchase of from five to more than thirty years. The Georgia Portfolio invests exclusively in municipal securities that are rated investment grade at the time of purchase or are of comparable quality if unrated. At least two-thirds of the municipal securities must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized rating organization.

  SSBC, the Georgia Portfolio's investment manager, selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, SSBC:

  -- uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market;

  -- may trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values and their impact on the level of dividends generated by the overall portfolio;

  -- identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features; and

  -- considers the yield available for securities with different maturities and a security's maturity in light of the outlook for the issuer and its sector and interest rates.

Investment Objective and Policies of the Alterman Fund

  Alterman's primary objective is to receive current income, capital appreciation being a minor objective (not more than 25% of Alterman's total assets will be invested for the primary purpose of capital appreciation). The Fund is a diversified company maintaining a diversified portfolio of municipal bonds. The Fund's stockholders are given the opportunity to approve or disapprove any recommended changes in Alterman's investment objectives.

  Alterman will not issue any senior securities, engage in short sales, purchase on margin (except such short-term credits as are necessary for the clearance of transactions) or write put and call options. The Fund will not borrow money except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks up to 5% of its total assets. The Fund will not underwrite securities of other issuers and will not invest 25% or more of the value of its assets in any particular industry (government or political subdivisions of governments that issue tax exempt securities are not considered members of any industry). The Fund will not purchase or sell real estate or real estate mortgage loans and will not purchase or sell commodities or commodities contracts. The Fund will not make loans to other persons except through the acquisition of publicly traded debt securities for investment.

  Alterman deems the following policies to be fundamental and such policies may not be changed without approval of its stockholders: the Fund does not intend, but reserves the right, to invest 25% or more of its assets in industrial development bonds; the Fund may invest in securities of other investment companies only in aggregate amounts of up to 10% of its total assets and not more than 3% of the total outstanding voting securities of any investment company, except that the Fund may acquire securities of other investment companies in connection with a merger or similar combination; the Fund will not invest in issuers for the purpose of exercising control of such issuer; and with respect to 75% of the value of its total assets, the Fund limits its holdings in the securities of any one issuer, except as otherwise permitted under the 1940 Act, to an amount not greater in value than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer.

  Alterman reserves freedom of action with respect to the following areas, wherein no stockholder approval of policy changes is required, (i) the determination of grade and maturity of municipal bonds for the Fund's investment portfolio and (ii) pending investment in tax free municipal bonds or distribution as dividends, the Fund's assets and net proceeds thereof (or interest earned thereon) may be invested in short-term securities such as certificates of deposit, commercial paper, United States government securities or may be retained in cash in conformity with the requirements of the 1940 Act.

  Alterman does not acquire securities for short-term resale or other disposition or for the purpose of realizing short-term profits. Therefore, the Fund's investment objectives are pursued with little portfolio turnover, except as required by prudent investment management and as may be required to maintain regulated investment company status for Federal income tax purposes.

Investment Management Fees and Expenses

  Alterman and Muni Funds retain SunTrust and SSBC, respectively, pursuant to separate contracts, to manage the daily investment and business affairs of Alterman and the Georgia Portfolio, respectively, subject to the policies established by each Fund's Board of Directors/Trustees. The expenses of each Fund, which are discussed in greater detail below, are paid out of gross investment income. Shareholders pay no direct charges or fees for investment services. See "Annual Fund Operating Expenses."

The Georgia Portfolio

  The Georgia Portfolio's investment adviser is SSBC, an affiliate of Salomon Smith Barney. SSBC selects the Georgia Portfolio's investments and oversees its operations. SSBC and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

  Peter M. Coffey, investment officer of SSBC and managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the Georgia Portfolio since it commenced operations in April 1994. Mr. Coffey has 30 years of experience with SSBC or its predecessors. During the fiscal year ended March 31, 1999, SSBC received an advisory fee equal to .35% of the Georgia Portfolio's average daily net assets (after taking into account certain expense limitation arrangements). See "Annual Fund Operating Expenses."

Alterman Fund

  Alterman's investment adviser is SunTrust. SunTrust, incorporated in 1891, is a commercial bank and a registered bank holding company under federal and Georgia law. Through its investment banking department, SunTrust provides a wide range of investment counseling services to individuals, corporations, correspondent banks and others. SunTrust of Georgia holds one hundred (100%) percent of the outstanding stock of SunTrust. The Trust Company of Georgia was organized in 1974 for the purpose of becoming a multi-bank holding company. Pursuant to the advisory agreement, which went into effect on August 20, 1980, Alterman pays SunTrust based upon a monthly advisory fee of one-twelfth of
 .1125% of the current market value of the Fund's portfolio securities. Under the advisory agreement, SunTrust furnishes investment advice to the Fund with respect to the investment and reinvestment of the assets comprising the Fund's investment portfolio. The advisory agreement further provides that SunTrust, as agent and attorney-in-fact with respect to the Fund's investment portfolio, may, when it deems appropriate, without prior consultation with the Fund and at the Fund's risk, buy, sell, exchange, convert or otherwise trade in, retain or reinvest in securities and other investments, place orders for the execution of such investment transactions with or through such brokers, dealers, issuers or other persons as SunTrust may select, and take any action or non-action that SunTrust reasonably deems appropriate. All services provided to the Fund pursuant to the advisory agreement will be furnished by and at the expense of SunTrust in consideration for the investment advisory fee. In order to avoid any potential conflict of interest, no investment transactions for the Fund are made through the Bond Department of SunTrust. All decisions and selections are subject to review by the Fund's Board of Directors.

  For the year ended April 30, 1999, Alterman's annualized total expense ratio (total annual operating expenses as a percentage of average net assets) was 0.67%, including waivers and reimbursements. As demonstrated below, after taking into account certain expense limitation arrangements, the Georgia Portfolio's annualized total expense ratio was .64% for the fiscal year ended March 31, 1999. Consequently, shareholders of Alterman may experience a decrease in expenses with respect to the Shares received pursuant to the Reorganization. If the Reorganization is approved by Alterman shareholders, the Georgia Portfolio's net expense ratio is expected to remain unchanged for the fiscal year ending March 31, 2000.

The expenses of Alterman and the Georgia Portfolio for the fiscal year ended April 30, 1999 and March 31, 1999, respectively, and pro forma expenses following the proposed Reorganization are outlined below:

                        ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                           Georgia
                                                Alterman Portfolio(1) Pro Forma
                                                -------- ------------ ---------
Maximum sales charge (load) imposed on
 purchases
 (as a % of offering price)....................   NONE       4.00%(2)   4.00%
Management Fee.................................    .11%       .45%       .45%
Distribution (12b-1) Fees......................   NONE        .15%       .15%
Other Expenses.................................    .56%       .14%       .14%
Total Annual Fund Operating Expenses...........    .67%       .74%       .74%

--------
(1) For the fiscal year ended March 31, 1999, the Class A shares of the Georgia Portfolio had total annual fund operating expenses of 0.64% (.35% management fee and .14% other expenses) after taking into account certain expense limitation arrangements.

(2) Class A shares purchased in amounts of $500,000 or more are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% for 12 months from the date of purchase.

  Example. This Example is intended to help you compare the cost of investing in each of the Funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's annual operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:

Assumes Shares are not                                       Georgia
sold at the end of each period:                    Alterman Portfolio Pro Forma
-------------------------------                    -------- --------- ---------
1 Year............................................   $ 67    $  473    $  473
3 Years...........................................   $201    $  627    $  627
5 Years...........................................   $335    $  795    $  795
10 Years..........................................   $670    $1,282    $1,282

This example assumes reinvestment of all dividends and distributions. This example should not be considered a representation of past or future expenses. Actual Fund expenses can vary from year to year and may be higher or lower than those shown.

Distribution of Shares and Other Services

  CFBDS, Inc. ("CFBDS"), a registered broker-dealer and an indirect wholly-owned subsidiary of Signature Financial Group, Inc., is the principal underwriter and distributor of the Georgia Portfolio. A selling group consisting of Salomon Smith Barney and other broker-dealers sells shares of the Georgia Portfolio to the public. The Georgia Portfolio has adopted Rule 12b-1 distribution plans for its Class A, B and L shares. Under each plan, the Georgia Portfolio pays distribution and service fees. These fees are an ongoing expense and, over time, may cost shareholders more than other types of sales charges.

Purchase, Redemption and Exchange Information

  The purchase, redemption and exchange procedures and privileges with respect to Alterman are materially different than those of the Georgia Portfolio. Whereas Alterman is a closed-end fund imposing no sales charges or Rule 12b-1 fees, the Georgia Portfolio is an open-end fund imposing sales charges and Rule 12b-1 fees. The sales charges and the Rule 12b-1 fees are used to pay for the distribution and shareholder services provided to shareholders of the Georgia Portfolio. No sales charges will be assessed on the issuance of Georgia Portfolio shares as part of the Reorganization. Additionally, whereas there is no exchange privilege in Alterman, shareholders of the Georgia Portfolio may exchange their shares for a corresponding class of shares of a fund in the Smith Barney fund complex. Although sales charges and Rule 12b-1 fees are not imposed by Alterman, Alterman's Board of Directors believes that the greater liquidity of the Georgia Portfolio's Shares, access to the investment management expertise of SSBC and the potential for higher annual income and total return and for lower fees and expenses provide benefits of at least equal significance. Investors should refer to the respective prospectuses and statements of additional information of Alterman and the Georgia Portfolio for a fuller description of each Fund's policies and restrictions with respect to the purchase, redemption and exchange of shares.

Dividends and Other Distributions

  The Georgia Portfolio pays dividends each month from its net investment income. The Georgia Portfolio generally makes capital gain distributions, if any, once a year, typically in December. The Georgia Portfolio may pay additional distributions and dividends at other times if necessary for the Georgia Portfolio to avoid a Federal tax. Capital gain distributions and dividends are reinvested in additional Georgia Portfolio shares of the same class held. The Georgia Portfolio expects distributions to be primarily from income. Shareholders do not pay a sales charge on reinvested distributions or dividends. Alternatively, shareholders can instruct their Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent to have their distributions and/or dividends paid in cash.

  Alterman distributes to its shareholders at least 90% of its tax-exempt interest income, less certain deductions. The Fund is not taxed on either the distributed or undistributed portion of its net tax-exempt interest income. Dividends designated by the Fund as paid out of net tax-exempt interest income, to the extent of such income, are not taxable to its shareholders. The Fund expects to distribute dividends as often as deemed appropriate, and possibly at irregular intervals, but in any event at least annually, substantially all of its income and its capital gains for each of its taxable years. In the event the Fund should sustain capital losses upon sales of its assets, subsequent capital gains may be retained by the Fund rather than distributed to shareholders, at least to the extent of such capital losses.

  If the Plan is approved by Alterman's shareholders, then as soon as practicable before the Closing Date, Alterman will pay its shareholders a cash distribution of all undistributed 1999 net investment income, the excess of its interest income excludable from gross income under section 103(a) of the Internal Revenue Code of 1986, as amended (the "Code"), over its deductions disallowed under sections 265 and 171(a)(2) of the Code and undistributed realized net capital gains.

Tax Consequences

  Muni Funds will have received the opinion of Willkie Farr & Gallagher, counsel to the Georgia Portfolio, and Alterman will have received the opinion of Hunton & Williams, counsel to Alterman, each dated the Closing Date and in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Code. If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by Alterman or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction--Federal Income Tax Consequences."

                            PRINCIPAL RISK FACTORS

  Despite the absence of stated policies with respect to various investment practices, Alterman's actual investment practices coincide to a substantial extent with those of the Georgia Portfolio. Accordingly, each Fund shares similar risks in connection with their investments in municipal securities.

  Shareholders of the Georgia Portfolio could lose money on their investment in the Georgia Portfolio, or the Georgia Portfolio may not perform as well as other investments, if:

  -- interest rates rise, causing the value of its portfolio to decline;

  -- the issuer of a security owned by the Georgia Portfolio defaults on its obligation to pay principal and/or interest or the security's credit rating is downgraded;

  -- the Georgia municipal securities fall out of favor with investors (in such event, the Georgia Portfolio will suffer more than a national municipal fund from adverse events affecting Georgia municipal issuers);

  -- unfavorable legislation affects the tax-exempt status of municipal bonds; and

  -- SSBC's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect.

  It is possible that some of the Georgia Portfolio's income distributions may be, and distributions of the Georgia Portfolio's gains generally will be, subject to Federal and Georgia state taxation. The Georgia Portfolio may realize taxable gains on the sale of its securities or on transactions in futures contracts. Some of the Georgia Portfolio's income may be subject to the Federal AMT. In addition, distributions of the Georgia Portfolio's income and gains will be taxable to investors in states other than Georgia.

  The Georgia Portfolio is classified as "non-diversified," which means it may invest a larger percentage of its assets in one issuer than a diversified fund such as Alterman. To the extent the Georgia Portfolio concentrates its assets in fewer issuers, the Georgia Portfolio will be more susceptible to negative events affecting those issuers. The Georgia Portfolio intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve the Georgia Portfolio of any liability for Federal income tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the Georgia Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the Georgia Portfolio's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Georgia Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. The Georgia Portfolio's assumption of large positions in the obligations of a small number of issuers may cause the Georgia Portfolio's share price to fluctuate to a greater extent than that of a diversified company such as Alterman as a result of changes in the financial condition or in the market's assessment of the issuers.

  The Georgia Portfolio may not be an appropriate investment if you:

  -- are not a Georgia taxpayer in a high federal tax bracket seeking income exempt from Georgia and Federal taxation;

  -- currently do not have exposure to other asset classes and are not seeking to broaden your investment portfolio; or

  -- are not willing to accept the risks of municipal securities, including the risks of concentrating in a single state.

  Please refer to each Fund's prospectus and the Georgia Portfolio's statement of additional information for a more detailed discussion of the risks of investing in the applicable Fund.

Principal Investments of the Georgia Portfolio

  The Georgia Portfolio seeks to provide as high a level of income exempt from Federal income taxes and from Georgia personal income taxes as is consistent with prudent investing. The Georgia Portfolio has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its total assets--and the Georgia Portfolio will invest not less than 80% of its total assets--in municipal obligations the interest on which is exempt from Federal income taxes (other than the AMT). It is also a fundamental policy that, under normal market conditions, the Georgia Portfolio will invest at least 65% of its total assets in municipal obligations, the interest on which is also exempt from the personal income taxes of the State of Georgia in the opinion of bond counsel to issuers. The Georgia Portfolio may invest up to 20% of its assets in taxable fixed income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States.

  The Georgia Portfolio principally invests in the following securities.

  Georgia Municipal Securities. Georgia municipal securities include debt obligations issued by certain non-Georgia governmental issuers such as Puerto Rico, the Virgin Islands and Guam. The interest on these bonds is exempt from Federal income tax and Georgia personal income tax. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation. The Georgia municipal securities in which the Georgia Portfolio invests include general obligation bonds, revenue bonds and municipal leases. These securities may pay interest at fixed, variable or floating rates. The Georgia Portfolio may also hold zero coupon securities which pay no interest during the life of the obligation but trade at prices below their stated maturity value.

  Other Debt Securities. The Georgia Portfolio may invest up to 35% of its assets in municipal securities of non-Georgia issuers. These will generally be exempt from Federal, but not Georgia income taxes. The Georgia Portfolio may also invest up to 20% of its assets in debt securities which are issued or guaranteed by the full faith and credit of the U.S. government. These securities will generally be subject to federal and state taxation.

  Derivative Contracts. The Georgia Portfolio may, but need not, use derivative contracts, such as financial futures, for any of the following purposes, (i) to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates or (ii) as a substitute for buying or selling securities.

  A futures contract will obligate or entitle the Georgia Portfolio to deliver or receive an asset or cash payment based on the change in value of one or more securities. The other parties to certain futures present the same types of default risk as issuers of fixed income securities.

  The Georgia Portfolio may invest in inverse floating rate securities. These securities pay interest at a rate which moves in the opposite direction from movements in market interest rates. Even a small investment in futures or in certain inverse floaters with leverage features can have a big impact on the Georgia Portfolio's interest rate exposure. Therefore, using futures or inverse floaters can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The Georgia Portfolio may not fully benefit from or may lose money on futures or inverse floaters used for hedging purposes if changes in their value do not correspond accurately to changes in the value of the Georgia Portfolio's holdings. Futures and inverse floaters can also make a fund less liquid and harder to value, especially in declining markets.

  Municipal Bond Index Futures Contracts. The Georgia Portfolio may invest in municipal bond futures contracts (currently traded on the Chicago Board of Trade) which are enlisted contracts based on U.S.

government securities as a hedging policy in pursuant of its investment objective; provided that immediately thereafter not more than 33 1/3% of the Georgia Portfolio's net assets would be hedged or the amount of margin deposits on the Georgia Portfolio's existing futures contracts would not exceed 5% on the value of its total assets. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a fund specific dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made. Municipal bond index futures contracts are based on an index of 40 tax-exempt, long-term municipal bonds with an original issue size of at least $50 million and a rating of A- or higher by S&P or A or higher by Moody's which began trading in mid-1985. The purpose of the acquisition or sale of a municipal bond index futures contract by the Georgia Portfolio, as the holder of long-term municipal securities, is to protect the Georgia Portfolio from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.

  Defensive Investing. The Georgia Portfolio may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the Georgia Portfolio takes a temporary defensive position, it may be unable to achieve its investment goal.

Principal Investments of Alterman

  Consistent with Alterman's fundamental and non-fundamental investment policies, Alterman invests in tax free municipal securities and pending such investment or distribution of dividends, the Fund's assets and net proceeds thereof (or interest earned thereon) may be invested in short-term securities such as certificates of deposit, commercial paper, U.S. government securities or may be retained in cash in conformity with the 1940 Act.

Investment Practices of Alterman and the Georgia Portfolio

  Alterman and the Georgia Portfolio may engage in certain investments and investment techniques that are substantially the same. The following is a brief description of these investment practices. The Georgia Portfolio may explicitly engage in certain additional investment practices, as described above, and a more complete description is contained in the prospectus of the Georgia Portfolio, dated July 29, 1999, as supplemented from time to time, a copy of which is included herewith, and in the Statement of Additional Information of the Muni Funds and Alterman dated November 15, 1999 (relating to the proposed Reorganization) which is incorporated herein by reference.

  Municipal Obligations. In general, municipal obligations are debt obligations (bonds or notes) issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities the interest on which is exempt from Federal income tax in the opinion of bond counsel to the issuer. Municipal obligations are issued to obtain funds for various public purposes, many of which may enhance the quality of life, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal obligations" includes certain types of industrial development bonds ("IDBs") issued by public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal.

  The two principal classifications of municipal obligations are "general obligation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

  Short-Term Instruments. Among the types of short-term instruments in which each Fund may invest are floating- or variable-rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of more than one year, but contain a demand feature that enables the holder to redeem the investment on no more than 30 days' notice; variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating-rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). Each Fund may purchase participation interests in variable-rate tax-exempt securities (such as Industrial Development Bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the manager has determined meets the prescribed quality standards for the fund.

  Investments in participation interests in variable-rate tax-exempt securities (such as IDBs) purchased from banks give the purchaser an undivided interest in the tax-exempt security in the proportion that the Fund participation interest bears to the total principal amount of the tax-exempt security with a demand repurchase feature. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the investment adviser, under the supervision of each Fund's Board, has determined meets the prescribed quality standards for the fund. The Funds generally have the right to sell the instrument back to the bank and draw on the letter of credit on demand on seven days' notice or less, for all or any part of the applicable Fund's participation interest in the tax-exempt security, plus accrued interest. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the negotiated yield at which the instruments were purchased by a Fund.

  Illiquid securities. Each Fund may invest a portion of its assets in securities for which there is not an active trading market, or which have resale restrictions. These types of securities generally offer a higher return than more readily marketable securities, but carry the risk that a Fund may be not be able to dispose of them at an advantageous time or price.

  Municipal Leases. Each Fund may invest in "municipal leases," which generally are participations in intermediate- and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult.

  Private Activity Bonds. Each Fund may invest in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a Federal AMT to the extent that the applicable Fund's dividends are derived from interest on those bonds.

  Repurchase agreements. As a means of earning taxable income for periods as short as overnight, each Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, a Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price. Income from repurchase agreements will be taxable when distributed to shareholders.

  When-Issued Securities. Each Fund may purchase municipal bonds on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the municipal bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although a Fund will purchase municipal bonds on a when-issued basis only with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

  Zero Coupon Securities. Each Fund may invest in zero coupon bonds. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity of a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon bonds. Such zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the applicable Fund may obtain no return at all on its investment.

                           THE PROPOSED TRANSACTION

  Description of the Plan. As stated above, the Plan provides for the transfer of all or substantially all of the assets of Alterman to the Georgia Portfolio in exchange for that number of full and fractional Class A shares of the Georgia Portfolio having an aggregate net asset value equal to the aggregate net asset value of each Alterman shareholder's shares held in Alterman as of the close of business on the business day preceding the date of the Closing. The Georgia Portfolio will assume all of the stated liabilities of Alterman. In connection with the Closing, Alterman will distribute Class A shares of beneficial interest of the Georgia Portfolio received in the exchange to the shareholders of Alterman in complete liquidation of Alterman. Alterman will then be terminated as a diversified closed-end management investment company and dissolved as a corporation under Delaware law.

  Upon completion of the Reorganization, each shareholder of Alterman will own that number of full and fractional Class A shares of the Georgia Portfolio having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in Alterman immediately as of the close of business on the business day preceding the Closing. Each Alterman shareholder's account with the Muni Funds as a Georgia Portfolio shareholder will be significantly different in material respects to the accounts currently maintained by Wachovia Bank of Georgia, N.A. for such shareholder, as noted in this Proxy Statement/Prospectus. Shares of Alterman are represented by physical certificates. However, in the interest of economy and convenience, shares of the Georgia Portfolio issued to Alterman shareholders will be in uncertificated form.

  The obligations of Alterman and Muni Funds, on behalf of the Georgia Portfolio, under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Alterman and the Georgia Portfolio are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing by action of the Board of Directors/Trustees of either Fund, notwithstanding the approval of the Plan by the shareholders of Alterman. However, no amendment may be made that materially adversely affects the interests of the shareholders of Alterman without obtaining the approval of Alterman shareholders. Alterman and the Georgia Portfolio may at any time waive compliance with certain of the covenants and conditions contained in the Plan.

  The Plan provides that the obligations of Muni Funds are not personally binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Muni Funds or the Georgia Portfolio, but bind only the property of the Georgia Portfolio as provided in Muni Funds' Declaration of Trust. Moreover, no series of Muni Funds other than the Georgia Portfolio is responsible for the obligations of Muni Funds under the Plan, and all persons must look only to the assets of the Georgia Portfolio to satisfy the obligations of Muni Funds under the Plan. The execution and the delivery of the Plan have been authorized by Muni Funds' Board of Trustees, on behalf of the Georgia Portfolio, and the Plan has been signed by authorized officers of the Georgia Portfolio acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

  The Georgia Portfolio will bear all the expenses it incurs in connection with the Reorganization. Salomon Smith Barney will assume and pay a majority of the legal and accounting expenses that are solely and directly related to the Reorganization, within the meaning of Revenue Ruling 73-54, which expenses are estimated to be approximately $40,000. Accordingly, Alterman will bear relatively limited expenses relating to the Reorganization. Shareholders have no rights of appraisal.

Reasons for the Proposed Transaction

  At meetings on November 10, 1998, January 1999, May 7, 1999, and June 8, 1999, the Board of Directors of Alterman considered its strategic alternatives, including a business combination with an open-end management investment company. On May 7, 1999, the Board authorized the commencement of negotiations with the Georgia Portfolio with respect to the Reorganization. Prior to that, representatives of Alterman received presentations by representatives of SSBC and other mutual fund complexes. The proposed Reorganization was presented to the Board of Directors for consideration and approval at a meeting on July 15, 1999. At that meeting, the Board reviewed information and representations presented to it by Hunton & Williams, counsel to Alterman, including information concerning the differences between closed-end and open-end management investment companies, Alterman's operations and performance to date, and the possible effects of conversion on Alterman. Alterman's Board was also informed that the proposal to open-end the Fund would not involve a significant change of investment style for the Fund, except that the average maturity of the Georgia Portfolio is longer than that of Alterman and that the Georgia Portfolio may be invested from time to time in bonds that, while investment grade, have lower ratings from a NRSRO than the bonds invested in by Alterman. Alterman's Board was further informed that the Georgia Portfolio's annualized total expense ratio (after taking into account certain expense limitation arrangements) was lower than that of Alterman as of their respective fiscal year ends. For the reasons discussed below, the Board of Directors of Alterman, including all of the Non-Interested Directors, has unanimously determined that the interests of the shareholders of Alterman will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of Alterman and its shareholders.

  The proposed combination of Alterman and the Georgia Portfolio will allow the shareholders of Alterman to participate in a professionally-managed open-end investment company holding primarily high quality bonds and to earn a high level of return consistent with a high degree of principal stability. The Directors of Alterman believe that Alterman shareholders will benefit from the proposed Reorganization because the Georgia Portfolio is guided by similar investment objectives and policies as the Fund, and offers the following benefits:

  Greater Liquidity of Shares. As shareholders of the Georgia Portfolio, Alterman shareholders will be able to purchase, redeem and exchange the Shares at net asset value on any business day subject only to the various limitations set forth in the Georgia Portfolio's prospectus and in certain instances to the payment of a sales load, which is intended to discourage short-term trading in the Georgia Portfolio which is intended for long-term investment. Currently, Alterman shareholders cannot transfer, redeem or exchange their shares in Alterman.

  Access to SSBC's Investment Advisory Expertise. SSBC, an affiliate of Salomon Smith Barney, is a subsidiary of Citigroup Inc. As of June 30, 1999, SSB Citi Asset Management Group, which is comprised of Citigroup Inc.'s primary asset management business platforms, has assets under management of approximately $347 billion. SSB Citi Asset Management Group has a strong product balance among equities, fixed income and liquidity products. SSB Citi Asset Management Group has investment centers in the United States, Europe, Japan, Latin America, Asia Pacific and Australia and has global research centers in New York, London, Tokyo, Singapore and Melbourne. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

  Opportunity for Higher Annual Income and Return. The Board of Alterman anticipates that Georgia Portfolio would normally achieve a higher level of income and return over a year's time than Alterman. This would occur for various reasons. First, the Georgia Portfolio will invest in a portfolio of municipal securities as selected by SSBC the income from which will be exempt from federal and Georgia personal taxes in pursuit of its investment objective, which may potentially generate higher income. Second, as discussed in detail below, the total operating expenses of the Georgia Portfolio (assuming the continuation of waivers and reimbursements by SSBC on behalf of the Georgia Portfolio) are projected to be lower than the total operating expenses to be incurred by Alterman.

  The Georgia Portfolio has generally produced better total returns than Alterman over comparable one-, three-, and five-year or since inception periods. In addition, the average term of the securities held by the Georgia Portfolio has historically been longer than the average term of the securities held by Alterman. During each of these periods, the Shares of the Georgia Portfolio have ranked in the top quartile of its fund category as tracked by Lipper Analytical Services. Past performance is not necessarily indicative of future results.

  Lower Fees and Expenses. If the proposed transaction is approved, Alterman shareholders may benefit from lower fees and lower total fund expenses (after taking into account certain expense limitation arrangements). Please refer to "Investment Management Fees and Expenses" and "Annual Fund Operating Expenses" set forth above.

  Alterman has higher gross operating expenses due to its relatively small level of assets. As of April 30, 1999, Alterman had gross annual operating expenses of 0.67%. As of March 31, 1999, the Georgia Portfolio had gross annual operating expenses of 0.64% (after taking into account certain expense limitation arrangements). As a result of the Reorganization, Alterman shareholders will be investing in a Fund with expenses that are currently .03% lower than Alterman's expense ratio. If the Reorganization is approved by Alterman shareholders, the Georgia Portfolio's net expense ratio is expected to remain unchanged for the year ending March 31, 2000.

  Some of the fixed expenses currently paid by the Georgia Portfolio, such as accounting, legal and printing costs, would be spread over a larger asset base. Other things being equal, shareholders should benefit from economies of scale through lower expense ratios and higher net income distributions.

  Due to a combination of factors, including the greater liquidity of the Georgia Portfolio Shares, the investment advisory expertise of SSBC, the small size of Alterman and current market conditions, the Board of Directors of Alterman believes the Fund and its shareholders would benefit from a tax-free reorganization with a larger non-diversified open-end fund with similar investment objectives and policies. Accordingly, it is recommended that the Alterman shareholders approve the Reorganization with the Georgia Portfolio.

  The Board of Directors of Alterman, in recommending the proposed transaction, considered a number of factors, including the following:

  (1) the greater liquidity of the Georgia Portfolio's Class A shares;

  (2) the current and continuing capabilities and resources of SSBC and its affiliates in the areas of marketing, investment management, administration and shareholder service which are and will continue to be available to the Georgia Portfolio;

  (3) the tax-free nature of the Reorganization;

  (4) the current and potentially higher income levels, higher annual return and lower expense ratio of the Georgia Portfolio;

  (5) the positive compatibility of the Georgia Portfolio's investment objectives, policies and restrictions with those of Alterman;

  (6) the terms and conditions of the Reorganization and that it should not result in a dilution of Alterman shareholder interests; and

  (7) the relatively limited costs and expenses to Alterman of the proposed Reorganization.

Description of the Securities to be Issued

  The Georgia Portfolio is a non-diversified series of Muni Funds, an open-end Massachusetts business trust established under a Declaration of Trust, dated August 14, 1985, as amended. Muni Funds' authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.001 per share. The Trustees are authorized to divide the shares into separate series.

Information on Shareholders' Rights

Georgia Portfolio

  General. The Georgia Portfolio, a series of Muni Funds, is a diversified open-end management investment company under the 1940 Act. Muni Funds was organized on August 14, 1985 under the laws of The Commonwealth of Massachusetts and is an entity commonly known as a Massachusetts business trust. Muni Funds is governed by its Declaration of Trust and By-Laws, and its operations are subject to oversight by its Board of Trustees. Therefore, the Portfolio is governed by Massachusetts state law and federal law.

  Shares of beneficial interest in the Georgia Portfolio have a par value of $.001 per share. The number of authorized shares of the Georgia Portfolio that may be issued is unlimited. The Board of Trustees of Muni Funds has authorized the issuance of multiple series of shares, each representing shares in a corresponding portfolio, and may authorize the issuance of additional series of shares in the future. In each portfolio of Muni Funds, Class A shares, Class B shares, Class C shares and Class Y shares represent interests in the assets of the portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of a particular class of shares are borne solely by such class of shares. Each class has exclusive voting rights with respect to provisions of the portfolio's Rule 12b-1 distribution plan, if any, which pertains to that class.

  Trustees. The Declaration of Trust of Muni Funds provides that the term of office of each Trustee shall be from the time of his or her election until the termination of the trust or until such Trustee sooner dies, resigns or is removed. A Trustee may be removed with cause by written instrument, signed by at least two-thirds of the remaining Trustees. Vacancies on the Board of Trustees may be filled by the Trustees remaining in office. A meeting of shareholders will be required for the purpose of electing additional Trustees whenever fewer than a majority of the Trustees then in office were elected by shareholders.

  Voting Rights. The Georgia Portfolio does not hold a meeting of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. A meeting of shareholders of the Portfolio, for any purpose, must be called upon the written request of shareholders holding at least 25% of the Portfolio's outstanding shares. On each matter submitted to a vote of the shareholders of the Portfolio, each shareholder is entitled to one vote for each whole share owned and a proportionate, fractional vote for each fractional share outstanding in the shareholder's name on the Portfolio's books. With respect to matters relating to Muni Funds requiring a majority shareholder vote as described in the Declaration of Trust, a majority of shares represented in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present shall decide such matter. In cases where the vote is submitted to the holders of one or more but not all series or classes, a majority of the outstanding shares of the particular series or class affected by the matter shall decide such matter.

  Liquidation or Termination. In the event of the liquidation or termination of the Georgia Portfolio, the shareholders of the Portfolio are entitled to receive, when, and as declared by the Trustees, as the case may be, the excess of its assets over its liabilities. The assets so distributed to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of the particular class held by them and recorded on the books of the Portfolio.

  Liability of Trustees. Under the Declaration of Trust and By-Laws of Muni Funds, a Trustee will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. The Declaration of Trust of Muni Funds further provides that Trustees and officers will be indemnified for the expenses of litigation against them unless it is determined that the person did not act in good faith in the reasonable belief that the person's actions were in or not opposed to the best interest of Muni Funds or the person's conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the person's duties.

  Rights of Inspection. Shareholders of Muni Funds have the same inspection rights as are permitted shareholders of a Massachusetts corporation under Massachusetts corporate law. Currently, each shareholder of a Massachusetts corporation is permitted to inspect the records, accounts and books of a corporation for any legitimate business purpose.

  Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of such Massachusetts business trust. Muni Funds' Declaration of Trust, however, disclaims shareholder liability for acts or obligations of Muni Funds and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by Muni Funds. The Declaration of Trust also provides for indemnification out of the property of Muni Funds for all losses and expenses of any shareholder held personally liable for the obligations of Muni Funds. Shares of the Georgia Portfolio issued to Alterman shareholders will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.

Alterman

  General. Alterman is a diversified closed-end management investment company under the 1940 Act. Alterman was organized as a corporation on April 29, 1955 under the laws of the State of Delaware and elected to become a closed-end management investment company in 1980. Alterman is governed by its Certificate of Incorporation and By-Laws, and its operations are subject to oversight by its Board of Directors. Therefore, Alterman is governed by Delaware state law and federal law.

  Stock. Alterman's Certificate of Incorporation provides that it is authorized to issue 800,000 shares of Common Stock, $2.50 par value. Holders of Alterman's Common Stock have no preemptive rights.

  Directors. The Certificate of Incorporation and By-laws of Alterman provide that there shall be from three to fifteen Directors, and each Director is elected for a term of one year, and until his or her successor shall be elected and shall qualify. A Director may be removed with or without cause by a majority vote of Alterman's stockholders at a special meeting of stockholders duly called in compliance with Alterman's By-laws. Vacancies on the Board of Directors may be filled by the Directors remaining in office, except for vacancies occurring by stockholder vote at a special meeting, if otherwise provided in such proceeding.

  Voting Rights. Alterman holds annual stockholders meetings for the purpose of electing Directors and for the transaction of other business as may be properly brought before the meeting. A special meeting of Alterman stockholders may be called by the Board of Directors, the Chairman of the Board of Directors, the President, any Vice-President or upon the written request of stockholders holding at least 40% of Alterman's outstanding shares. On each matter submitted to a vote of the Alterman stockholders, each stockholder is entitled to one vote for each whole share owned and a proportionate, fractional vote for each fractional share outstanding in the stockholder's name on Alterman's books. Except as otherwise required by Delaware law, Alterman's Certificate of Incorporation and By-laws provide that for matters requiring a majority stockholder vote, a majority of shares represented in person or by proxy and entitled to vote at a meeting of stockholders at which a quorum is present shall decide such matter, and Directors are elected by a plurality of the votes cast at such meeting.

  Dissolution. In the event of the dissolution of Alterman, the stockholders of Alterman are entitled to receive, after Alterman has made arrangements to pay all claims and obligations in accordance with Delaware law, any remaining assets. The assets so distributed to stockholders of Alterman will be distributed among the stockholders in proportion to the number of shares held by them and recorded on the books of Alterman.

  Liability of Directors. The By-laws of Alterman provide that each director or officer, whether or not then in office, shall be indemnified against all costs and expenses reasonably incurred by or imposed upon him or her in connection with or arising out of any action, suit, or proceeding in which he or she may be involved by reason of his or her being or having been a director or officer of the corporation, such expenses to include the cost of reasonable settlements (other than amounts paid to the corporation itself) made with a view to curtailment of costs of litigation. Alterman shall not, however, indemnify any director or officer with respect to matters as to which he or she may be finally adjudged in any such action, suit, or proceeding to have been derelict in the performance of his or her duty as such director or officer, nor in respect of any matter on which any settlement or compromise is effected, if the total expense, including the cost of such settlement, shall substantially exceed the expense which might reasonably be incurred by such director or officer in conducting such litigation to a final conclusion. The foregoing right of indemnification shall not be exclusive of other rights to which any director or officer may be entitled as a matter of law.

  Rights of Inspection. Under Delaware corporate law, each Alterman stockholder has the right, upon written demand under oath, to inspect, for any proper purpose, Alterman's stock ledger, a list of its stockholders, and its other books and records, and to make copies and extract therefrom.

  Stockholder Liability. Under Delaware law, stockholders of a Delaware corporation may be held personally liable for unpaid shares subscribed for and/or held by such stockholder. Stockholders may also be liable for certain claims against a dissolved corporation if certain Delaware law dissolution procedures were not followed, but only to the extent of amounts distributed to such stockholder in dissolution.

  The foregoing is only a summary of certain characteristics of the operations of the Georgia Portfolio and Alterman. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of the trust and corporate documents and Massachusetts and Delaware law governing the Georgia Portfolio and Alterman, respectively, for a more thorough description.

Federal Income Tax Consequences

  The Reorganization is conditioned upon the receipt by Alterman of an opinion from Hunton & Williams and the receipt by Muni Funds, on behalf of the Georgia Portfolio, of an opinion from Willkie Farr & Gallagher, each dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations of the parties (including the principal shareholders of Alterman), for Federal income tax purposes: (i) the transfer to the Georgia Portfolio of all or substantially all of the assets of Alterman in exchange solely for Shares and the assumption by the Georgia Portfolio of all of the stated liabilities of Alterman, followed by the distribution of such Shares to Alterman shareholders in exchange for their shares of Alterman in complete liquidation of Alterman, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Georgia Portfolio and Alterman will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by Alterman upon the transfer of all or substantially all of its assets to the Georgia Portfolio in exchange solely for Shares and the assumption by the Georgia Portfolio of all of the stated liabilities of Alterman, or upon the distribution of Shares to the shareholders of Alterman; (iii) the basis of the assets of Alterman in the hands of the Georgia Portfolio will be the same as the basis of such assets of Alterman immediately prior to the transfer; (iv) the holding period of the assets of Alterman in the hands of the Georgia Portfolio will include the period during which such assets were held by Alterman; (v) no gain or loss will be recognized by the Georgia Portfolio upon the receipt of the assets of Alterman in exchange for Shares and the assumption by the Georgia Portfolio of all of the stated liabilities of Alterman; (vi) no gain or loss will be recognized by the shareholders of Alterman upon the receipt of Shares solely in exchange for their shares of Alterman as part of the transaction; (vii) the aggregate basis of Shares received by a shareholder of Alterman will be the same as the aggregate basis of the shares of Alterman exchanged therefor; and
(viii) the holding period of Shares received by a shareholder of Alterman will include the holding period during which the shares of Alterman exchanged therefor were held, provided that at the time of the exchange the shares of Alterman were held as capital assets by the shareholder.

  While neither Alterman nor Muni Funds is aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters. The dividend(s) required by the Plan to be declared and distributed by Alterman to its shareholders prior to the Closing of the Reorganization will be taxable or tax exempt, as the case may be, to Alterman shareholders in the same manner as if the Reorganization had not been contemplated or entered into by Alterman and Muni Funds.

Liquidation and Termination of Alterman

  If the Reorganization is effected, Alterman will be liquidated and terminated as a diversified closed-end management investment company and dissolved as a corporation under Delaware law.

Portfolio Securities

  If the Reorganization is effected, SSBC will analyze and evaluate the portfolio securities of Alterman being transferred to the Georgia Portfolio. Consistent with the Georgia Portfolio's investment objective and policies, any restrictions imposed by the Code and the best interests of the Georgia Portfolio's shareholders (including former Alterman shareholders), SSBC will determine the extent and duration to which the Alterman portfolio securities will be maintained by the Georgia Portfolio. It is not currently anticipated that there would be a significant rebalancing of the Alterman portfolio securities following the consummation of the Reorganization. Subject to market conditions at the time of any such rebalancing, the disposition of Alterman portfolio securities may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold. To the extent securities in the Alterman portfolio are disposed of prior to the Reorganization, the tax consequences and other costs and expenses associated with such disposition will be borne solely by Alterman and its shareholders.

Portfolio Turnover

  The portfolio turnover rate for the Georgia Portfolio (i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio) (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the year ended March 31, 1999 was 48%. The portfolio turnover rate for Alterman for the year ended April 30, 1999 was 11%.

Capitalization and Performance

Pro Forma Capitalization (unaudited)

  The following table sets forth the unaudited capitalization of the Georgia Portfolio and Alterman as of April 30, 1999 as adjusted giving effect to the Reorganization discussed herein:(1)

                                                                       Georgia
                                   Georgia                Pro Forma   Portfolio
                                  Portfolio   Alterman   Adjustments  Combined
                                 ----------- ----------- ----------- -----------
                                  (Actual)    (Actual)
Net Assets...................... $56,178,795 $22,325,772   115,724   $78,620,291
Net Asset Value Per Share....... $     13.39 $     28.34       --    $     13.39
Shares Outstanding..............   4,196,035     787,769   887,764     5,871,568

--------
(1) Assumes the Reorganization had been consummated on December 10, 1999, and is for information purposes only. No assurance can be given as to how many shares of the Georgia Portfolio will be received by shareholders of Alterman on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Georgia Portfolio that actually will be received on or after such date.

  Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the fund that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

  The following table reflects the average annual total return for the 1, 5 and 10 year periods ending April 30, 1999 for Alterman and March 31, 1999 for the Georgia Portfolio, and the 30-day SEC yield for the Georgia Portfolio as of October 29, 1999:

                                                   Alterman GEORGIA Portfolio(1)
                                                   -------- --------------------
Average Annual Total Return:
1-year............................................   3.31%          5.62%
3-year............................................   3.40%          8.41%
5-year............................................   3.61%           N/A
10-year/Since inception...........................   5.92%          8.34%(2)
30-day SEC Yield..................................    N/A           5.09%(3)

--------
(1) If SSBC had not temporarily waived fees and reimbursed expenses, the cumulative total return of the Georgia Portfolio for the one year and since inception periods would have been lower.
(2)  Since inception on April 4, 1994.
(3)  This reflects the yield for the Class A shares of the Georgia Portfolio.

Investment Manager

  SSBC is the investment manager for the Georgia Portfolio pursuant to an investment management agreement with Muni Funds, on behalf of the Georgia Portfolio. SunTrust is the investment manager for Alterman pursuant to an investment management agreement with Alterman.

Additional Information about the Georgia Portfolio and Alterman

  As noted above, additional information about Alterman, the Georgia Portfolio of Muni Funds and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Alterman Investment Fund, Inc., 182 Hilderbrand Drive, Suite 102, Atlanta, Georgia 30328, or by calling (800) 861-1844.

  Alterman and Muni Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, files reports, proxy material and/or other information about the applicable Fund with the Securities and Exchange Commission.

  Such reports, proxy material and/or other information can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates and without charge from Alterman or Muni Funds at the addresses set forth above.

The Board Members of Alterman Recommend that the Shareholders of the Fund Vote in Favor of this Proposal.

                       PROPOSAL 2: ELECTION OF DIRECTORS

  Five directors are to be elected. The proxyholders intend to vote for the five persons named below as directors for a one-year term of office.

  Management recommends that the five nominees named below be elected to the Board of Directors for one-year terms of office. The five nominees have consented to being named in the proxy statement and to serve if elected. Unless otherwise directed in the proxy form, the proxyholders intend to vote in favor of electing the five nominees as directors for one-year terms of office and until their respective successors are elected and shall qualify.

  Although management does not contemplate the possibility, in the event any nominee is not a candidate or is unable to serve as a director at the time of the election, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill such vacancy.

  The current members of the Board of Directors, who own of record and beneficially approximately 18% of the voting securities of Alterman, have informed Alterman that they intend to vote for the election of the five nominees named below.

  The name and age of each nominee, the term of office for which he is proposed to be elected, his principal occupation, the period during which he has served as a director, the number of shares of Alterman Common Stock beneficially owned directly or indirectly by each nominee as of the close of business on November 1, 1999, and the percentage of outstanding shares of Alterman's Common Stock such ownership represented at November 1, 1999 (according to information received by Alterman) are as set out below.

                                                                         Shares of
                                                                          Common
                                                                           Stock
                                                                        Owned as of  Percent of
                                 Principal             Director  Term   November 1,  Outstanding
Name                             Occupation        Age  Since   Expires   1999(1)      Shares
----                      ------------------------ --- -------- ------- -----------  -----------
Perry Alterman*           General Manager,          62   1991    1999      10,269(2)     1.3(2)
                          Cumberland Real Estate
                          (family real estate
                          holdings)
Daniel Alterman*(3)       Partner, Alterman Real    45   1998    1999      49,200        6.3
                          Estate, Ltd.
Kusiel Kaplan*(3)         General Manager,          80   1998    1999      71,025        9.0
                          Alterman Enterprises,
                          Ltd.
Stanley Friedman(3)       Management of personal    68   1998    1999       7,000(2)     0.8
                          investments
Joel F. Fryer             Senior State Judge,       70   1980    1999        None          0
                          State of Georgia
All offices and                                                           165,688(2)    19.7(2)
 Directors as a Group (7
 persons)

--------
* The named individual is an "interested person" as defined in the 1940 Act due to the extent of such person's holdings of Alterman Common Stock and/or position as an officer of Alterman.

(1) Includes the beneficial ownership of shares of Common Stock held by the named individuals and their wives individually or as custodian for their minor children as follows: 1,300 shares held by Perry Alterman as custodian for minor children. As to Daniel Alterman, includes 40,000 shares held by the Sam P. Alterman Family Foundation of which he is one of five trustees. As to Kusiel Kaplan, includes 58,725 shares held by wife.

(2) Shares which are beneficially owned by the emancipated descendants of Perry Alterman and Daniel Alterman and by or for the benefit of such emancipated descendants are not included in the table. Messrs. Perry and Daniel Alterman disclaim the beneficial ownership of the shares held by their brothers and their brothers' wives, emancipated descendants and by or for the benefit of their and their brothers' emancipated descendants. As to Mr. Friedman, includes 6,000 shares held in two corporations of which Mr. Friedman is a shareholder.

(3) Upon the resignation of Paul Alterman from the board of directors on November 20, 1997, the board of directors elected Daniel Alterman to fill the remaining term of the position left vacant by such resignation. Effective March 17, 1998 the Board of Directors elected Kusiel Kaplan to serve as a director of Alterman to fill the remaining term of the vacancy created by the death of Malcolm Alterman (who had served as a director since 1986) and elected Stanley Friedman to serve as a director to fill the remaining term of the vacancy created by the death of Al Garber (who had served as a director since 1980).

  C.H. Shepherd, 81, has been Controller of Alterman since May 27, 1982 and Secretary of Alterman since August 19, 1980 and will continue to serve as Controller and Secretary until his successor is elected and qualifies.

  Alterman has no standing audit, nominating or compensation committees.

  During fiscal 1999, a total of four meetings of Alterman's Board of Directors were held. No director participated in fewer than 75% of the total number of Board meetings.

  During the past five years, the current directors of Alterman have been engaged in the principal occupation shown in the table above. Perry Alterman and Daniel Alterman are cousins. Mr. Kaplan is the husband of Paula Alterman Kaplan, an owner of approximately 10.6% of the outstanding Common Stock of Alterman.

Section 16(a) Beneficial Ownership Reporting Compliance

  Based upon a review of Forms 3, 4 or 5, or written statements representing that no Form 5 was required, furnished to Alterman by Alterman's directors, officers subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act") and persons holding ten percent (10%) or more of the outstanding Common Stock of Alterman, Alterman believes that all filing requirements of such persons under Section 16 of the Exchange Act during the fiscal year ended April 30, 1999 have been satisfied.

Investment Adviser's Agreement with Suntrust Bank

  On August 19, 1980, the stockholders approved the Investment Adviser's Agreement (the "Adviser's Agreement") between Alterman and SunTrust.

  SunTrust does not serve as investment adviser for any other "investment companies" as defined in the 1940 Act, as amended, but is responsible for the management of investments of many private investment portfolios. None of the nominees to the Board of Directors or present officers of Alterman are officers, employees, or directors of SunTrust.

  Under the Adviser's Agreement, SunTrust furnishes Alterman investment advice with respect to the investment and reinvestment of the assets comprising Alterman's investment portfolio. The Adviser's Agreement further provides that SunTrust, as agent and attorney-in-fact with respect to Alterman's investment portfolio, may, when it deems appropriate, without prior consultation with Alterman and at the risk of Alterman, buy, sell, exchange, convert or otherwise trade in, retain or reinvest in securities and other investments, place orders for the execution of such investment transactions with or through such brokers, dealers, issuers or other persons as SunTrust may select, and take any action or non-action that SunTrust reasonably deems appropriate. All services provided Alterman pursuant to the Adviser's Agreement are furnished by SunTrust.

  Under the Adviser's Agreement, Alterman is required to pay SunTrust for its services furnished under the Adviser's Agreement, within fifteen days after the close of each calendar month, an amount equal to one-twelfth ( 1/12) of
 .1125% of the market value of Alterman's portfolio securities at the close of each preceding calendar month. In addition, Alterman has agreed to indemnify SunTrust in the absence of willful misfeasance, bad faith or gross negligence. During fiscal 1999, Alterman paid advisory fees aggregating $24,858 to SunTrust pursuant to the Adviser's Agreement.

  In order to avoid any potential conflict of interest in connection with the rendering of investment advice and the execution of investment transactions, no investment transactions are made through the Bond Department of SunTrust.

  The Adviser's Agreement was entered into and became effective on August 20, 1980 and provides that it shall remain in effect for two years from such date, and from year to year thereafter so long as continuance is specifically approved at least annually by the Board of Directors of Alterman or by vote of the holders of a majority of the voting securities of Alterman. In addition, under the provisions of the Adviser's Agreement and of the 1940 Act the Adviser's Agreement may not be extended unless such extension is approved annually by a majority of the directors of Alterman who are not parties to the contract or "interested persons" of any such party at a meeting called for the purpose of considering approval of the Adviser's Agreement. On May 27, 1982 the Board of Directors of Alterman unanimously approved an extension of the Adviser's Agreement through August 20, 1983, and a one-year extension was unanimously approved in each subsequent year. On May 7, 1999, the Board of Directors of Alterman unanimously approved an extension of the Adviser's Agreement through August 20, 2000.

  The Adviser's Agreement further provides that each party has the right to terminate the Adviser's Agreement without penalty upon sixty (60) days written notice to the other party, and that the Adviser's Agreement will automatically terminate in the event of its "assignment" as that term is defined under the 1940 Act, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act in which event the Adviser's Agreement shall remain in full force and effect.

  The address of SunTrust, a bank organized under the laws of the State of Georgia and a member of the Federal Reserve System, is One Park Place, N.E., Atlanta, Georgia 30303.

  SunTrust of Georgia, a bank holding company, owns 100% of the outstanding stock of SunTrust. The address of SunTrust of Georgia is One Park Place, Atlanta, Georgia 30303.

  The following table sets forth certain information concerning the directors of SunTrust:

                         Position
                           With       Position
                         SunTrust       With           Principal
Name                       Bank      Registrant        Occupation                Address
----                   ------------- ----------        ----------                -------
Mary B. Bullock          Director       None    President,               Agnes Scott College
                                                Agnes Scott College      141 East College Ave.
                                                                         Decatur, GA 30030

William M. Chace         Director       None    President,               Emory University
                                                Emory University         Atlanta, GA 30322

Gaylord O. Coan          Director       None    Chief Executive Officer, Gold Kist, Inc.
                                                Gold Kist, Inc.          P.O. Box 2210
                                                                         Atlanta, GA 30301

A.D. Correll             Director       None    Chairman,                Georgia-Pacific
                                                Chief Executive Officer, Corporation
                                                Georgia-Pacific          P.O. Box 105605
                                                Corporation              Atlanta, GA 30348

R.W. Courts, II          Director       None    President,               Atlantic Realty Company
                                                Atlantic Realty Company  50 Hurt Plaza
                                                                         Atlanta, GA 30303

A.W. Dahlberg            Director       None    Chairman, President,     The Southern Company
                                                and Chief Executive      270 Peachtree Street, NE
                                                Officer,                 Suite 2200
                                                The Southern Company     Atlanta, GA 30303

Larry L. Gellerstedt,    Director       None    President, and           American Business
 III                                            Chief Executive Officer, Products, Inc.
                                                American Business        P.O. Box 105684
                                                Products, Inc.           Atlanta, GA 30348

John T. Glover           Director       None    President,               Post Properties, Inc.
                                                Post Properties, Inc.    3350 Cumberland Circle
                                                                         Suite 2200
                                                                         Atlanta, GA 30339

L. Phillip Humann        Director       None    President,               SunTrust Banks, Inc.
                                                SunTrust Banks, Inc.     P.O. Box 4418
                                                                         Atlanta, GA 30302

William B. Johnson       Director       None    Chairman of the Board,   W.B. Johnson Properties,
                                                and President,           L.L.C.
                                                W.B. Johnson Properties, 3424 Peachtree Road,
                                                L.L.C.                   N.E.
                                                                         Suite 2075
                                                                         Atlanta, GA 30326

M. Douglas Ivester       Director       None    Chairman of the Board,   The Coca-Cola Company
                                                Officer,                 P.O. Drawer 1734
                                                and Chief Executive      Atlanta, GA 30301
                                                Officer,
                                                The Coca-Cola Company

J. Hicks Lanier          Director       None    Chairman of the Board    Oxford Industries, Inc.
                                                and President,           222 Piedmont Avenue,
                                                Oxford Industries, Inc.  N.E.
                                                                         Atlanta, Georgia

J.L. Lanier, Jr.         Director       None    Chairman of the Board,   Dan River, Inc.
                                                Dan River, Inc.          P.O. Box 261
                                                                         Danville, VA 24543

Robert R. Long           Chairman       None    President,               SunTrust Bank, Atlanta,
                       and President            SunTrust Bank, Atlanta   P.O. Box 4418
                                                                         Atlanta, GA 30302


                    Position
                      With    Position
                    SunTrust    With           Principal
Name                  Bank   Registrant        Occupation                Address
----                -------- ----------        ----------                -------
Dennis M. Love      Director    None    President and Chief      Printpack, Inc.
                                        Executive Officer,       P.O. Box 43687
                                        Printpack, Inc.          Atlanta, GA 30378

Charles H. McTier   Director    None    President,               Robert Woodruff
                                        Robert Woodruff          Foundation
                                        Foundation               50 Hurt Plaza
                                                                 Suite 1200
                                                                 Atlanta, GA 30301

Larry L. Prince     Director    None    Chairman of the Board,   Genuine Parts Company
                                        Genuine Parts Company    2999 Circle 75 Parkway
                                                                 Atlanta, GA 30339

R. Randall Rollins  Director    None    Chairman of the Board,   Rollins, Inc.
                                        Rollins, Inc.            P.O. Box 647
                                                                 Atlanta, GA 30301

Portfolio Transactions and Brokerage

  The Adviser's Agreement provides that SunTrust will recommend and implement investment decisions for Alterman. Subject to the written direction of the Directors and President of Alterman, SunTrust will select the brokerage firms which effect securities transactions for Alterman. Alterman paid no commissions during its last fiscal year.

  The Adviser's Agreement provides that in placing orders for the execution of portfolio transactions for Alterman, SunTrust may allocate such transactions to such brokers and dealers for execution on such markets, at such prices and at such commission rates as in the good faith judgment of SunTrust will be in the best interests of Alterman. SunTrust may take into consideration in the selection of brokers and dealers not only available prices and rates of brokerage commissions but also other relevant factors (including execution capabilities, research and other services such as account evaluation, analysis and reporting and market information services), which are expected to enhance the general portfolio management capabilities of SunTrust. Accordingly, transactions in securities may be effected on behalf of Alterman with brokers and dealers at prices and rates of commissions that may be in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage, research or other services provided by the executing broker. Moreover, research services furnished by brokers through whom securities transactions are effected on behalf of Alterman may be used by SunTrust in servicing all of its accounts generally, and not all of such services may be used by SunTrust in connection with Alterman. While there will be no agreement or formula for the allocation of brokerage business on the basis of such factors, all else being equal, the Board of Directors has designated certain brokers which have in the past provided brokerage and other services to Alterman as brokers to be selected in future investment transactions.

  SunTrust performs various trust and investment advisory services for various other clients. Under the Adviser's Agreement, SunTrust may give advice and take action with respect to any of its other clients, which may differ from advice given or the timing or nature of action taken with respect to Alterman, so long as it is the policy of SunTrust, to the extent practical, to allocate investment opportunities to Alterman over a period of time on a fair and equitable basis relative to other clients.

  In addition, SunTrust has no obligation to purchase or sell, or to recommend for purchase or sale, for Alterman, any security or other investment which SunTrust, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other clients, if in the opinion of SunTrust such transaction or investment appears unsuitable, impractical or undesirable for Alterman.

Executive Compensation

  During the fiscal year ended April 30, 1999 no executive officer received from Alterman aggregate remuneration in excess of $60,000. Messrs. Max Alterman, Malcolm Alterman, Paul Alterman, Perry Alterman, Daniel Alterman and Kusiel Kaplan received no remuneration from Alterman during their respective tenure as directors or officers. Mr. Fryer received $7,000 for fiscal year April 30, 1999 and Mr. Friedman received $7,000 for fiscal year April 30, 1999, Mr. Friedman received $7,000 since becoming a director in March, 1998 and Mr. C. H. Shepherd, who is an officer but not a director of Alterman, received no remuneration as an officer. Mr. Shepherd receives $1,524 per month in exchange for certain bookkeeping and related regulatory compliance services rendered to Alterman. Directors who are not "interested persons" of Alterman, as defined in the 1940 Act, receive $500 per month plus $200 per directors meeting attended in person.

         The Board Members of Alterman Recommend that the Shareholders of the Fund Vote in Favor of this Proposal.

            PROPOSAL 3: SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

  The independent certified public accountants selected by the Directors and ratified by the stockholders of Alterman to audit the financial and accounting matters of Alterman for fiscal 1999 was Birnbrey, Minsk & Minsk LLC. Pursuant to the 1940 Act, a majority of the entire Board of Directors of Alterman, including a majority of those members of the Board of Directors of Alterman who are not officers or employees or investment advisors or interested persons of the investment advisor of Alterman, selected Birnbrey, Minsk & Minsk LLC as Alterman's independent public accountant for fiscal year 2000 subject to termination without penalty upon the vote of a majority of the outstanding voting securities of Alterman at a meeting called for such purpose. The selection of Birnbrey, Minsk & Minsk LLC as Alterman's independent public accountant for fiscal year 2000 will be submitted for ratification or rejection by the holders of a majority of the shares voted at the meeting. The proxyholders named in the accompanying form of proxy intend to vote "FOR" ratification of Birnbrey, Minsk & Minsk LLC as the independent auditors of Alterman for fiscal 2000 unless contrary action is specified by the stockholders in the space provided in the form of proxy.

  Alterman expects that representatives of Birnbrey, Minsk & Minsk LLC will be present at the Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so and that they will be available to respond to appropriate questions.

  The members of the current Board of Directors, who own of record approximately 18% of the voting securities of Alterman, have informed Alterman that they intend to vote for ratification of the selection of Birnbrey, Minsk & Minsk LLC as auditors of Alterman for fiscal 2000.

         The Board Members of Alterman Recommend that the Shareholders of the Fund Vote in Favor of this Proposal.

                            ADDITIONAL INFORMATION

General

  The majority of the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement/Prospectus and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Alterman. In addition to solicitation by mail, certain officers, employees and representatives of Alterman and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies personally.

  To participate in the Annual Meeting, the shareholder may submit the proxy card originally sent with the Proxy Statement/Prospectus or attend in person. Any proxy given by a shareholder is revocable until voted at the Annual Meeting.

Proposals of Shareholders

  If the Reorganization is not completed and Alterman holds an annual meeting of stockholders in 2000, appropriate proposals of stockholders intended to be at such meeting must be received by Alterman by March 9, 2000 for inclusion in its proxy statement and form of proxy relating to that meeting. If the date of the next annual meeting is advanced by more than 30 calendar days or delayed by more than 90 calendar days from the date of the annual meeting to which the proxy statement relates, Alterman shall, in a timely manner, inform its stockholders of the change, and the date by which proposals of stockholders must be received.

Other Matters to come before the Annual Meeting

  No Board member is aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Alterman.

  Please complete, sign and return the enclosed proxy card(s) promptly. No postage is required if mailed in the United States.

                                          By order of the Boards of Directors,

                                          /s/ C.H. Shepherd
                                          _____________________________________
                                          C.H. Shepherd
                                          Secretary

                        INDEX OF EXHIBITS AND APPENDICES

 Exhibit A:  Form of Agreement and Plan of Reorganization
 Appendix A: 5% Shareholders of the Georgia Portfolio

                    [This page is intentionally left blank]

                                                                      EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

  THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this    th day of          , 1999, between and among Smith Barney Muni Funds,
a Massachusetts business trust with its principal place of business at 388 Greenwich Street, New York, New York 10013 ("Muni Funds"), on behalf of the Georgia Portfolio (the "Acquiring Fund"), and Alterman Investment Fund, Inc., a Delaware corporation with its principal place of business at 182 Hilderbrand Drive, Suite 102, Atlanta, Georgia 30328 (the "Acquired Fund"), and solely for purposes of section 10 hereof, Salomon Smith Barney, Inc.

  This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A voting shares of beneficial interest ($.001 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the stated liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

  NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

  1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND STATED LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

  1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets transferred to the Acquiring Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the stated liabilities of the Acquired Fund, as set forth in section 1.3. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

  1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by or owed to the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the closing (the "Effective Time Statement"), prepared in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

  1.3. The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations prior to the Closing Date as defined in section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. Upon Closing, the Acquiring Fund shall assume only those stated liabilities of the Acquired Fund reflected in the Effective Time Statement, which the Acquiring Fund shall have the right to review prior to finalization, and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, not reflected thereon.

  1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid), the excess of its interest income excludable from gross income under section 103(a) of the Code over its deductions disallowed under sections 265 and 171(a)(2) of the Code, and realized net capital gain, if any, for the current taxable year through the Closing Date.

  1.5. Immediately after the transfer of assets provided for in section 1.1 (the "Liquidation Time"), the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of the Valuation Time (the "Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange. The Acquired Fund will then, as soon as practicable, terminate as a closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and dissolve and terminate its corporate existence under Delaware law.

  1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

  1.7. Any reporting responsibility of the Acquired Fund until its dissolution in accordance with Delaware law including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund; provided, however, that notwithstanding any dissolution in accordance with Delaware law, the Acquired Fund shall remain responsible for the filing of any regulatory reports, tax returns or other documents in connection with its termination and deregistration as a management investment company under the 1940 Act and any applicable state laws.

  1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2. VALUATION

  2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. on the business day immediately preceding the Closing Date, as defined in Section 3.1 (such time and date being hereinafter called the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust, as amended, and then-current prospectus or statement of additional information.

  2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

  2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of the Acquired Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

  2.4. All computations of value at the Valuation Time shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants.

3. CLOSING AND CLOSING DATE

  3.1. The Closing of the transactions contemplated by this Agreement shall be [INSERT], 1999, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 P.M., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of the Acquired Fund or at such other place and time as the parties may agree.

  3.2. Acquired Fund shall deliver to Acquiring Fund on the Closing Date the Effective Time Statement.

  3.3. Wachovia Bank of Georgia, N.A., as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to PNC Bank, National Association, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by Custodian for Acquired Fund to Custodian for Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and Custodian for Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

  3.4. American Stock Transfer & Trust Company (the "Transfer Agent"), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

  3.5. In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of Muni Funds and Board of Directors of Acquired Fund, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

  4.1. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

    (a) The Acquired Fund is a corporation duly organized and validly existing under the laws of the State of Delaware with power under the Acquired Fund's Certificate of Incorporation, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

    (b) The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect;

    (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state corporate and securities laws;

    (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in violation of Delaware law or of the Acquired Fund's Certificate of Incorporation, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

    (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

    (f) The Statements of Assets and Liabilities, including the Investment Portfolio, Operations, and Changes in Net Assets, and the Financial Highlights of the Acquired Fund at and for the year ended April 30, 1999, has been audited by Birnbrey, Minsk & Minsk LLC, independent certified public accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring
  Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

    (g) Since April 30, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

    (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no unpaid assessment has been asserted with respect to such returns;

    (i) For each taxable year of its operation beginning on or after May 1, 1982 (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

    (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

    (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

    (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Directors of the Acquired Fund, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

    (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

    (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

    (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), only insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

  4.2. Muni Funds, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

    (a) Muni Funds is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

    (b) Muni Funds is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

    (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

    (d) Muni Funds is not, and the execution, delivery and performance of this Agreement by the Trust will not result, in violation of Massachusetts law or of the Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

    (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

    (f) The Statements of Assets and Liabilities, including the Investment Portfolio, Operations, and Changes in Net Assets, and the Financial Highlights of the Acquiring Fund at and for the year ended March 31, 1999 has been audited by KPMG LLP, independent certified public accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

    (g) Since March 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

    (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no unpaid assessment has been asserted with respect to such returns;

    (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

    (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

    (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund);

    (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

    (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of the Muni Funds and this Agreement will constitute a valid and binding obligation of the Muni Funds, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

    (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

    (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

    (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

    (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

  5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

  5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

  5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [INSERT], 1999, subject to the Commission having declared the Registration Statement effective by such time to allow for a timely mailing of the Proxy Statement for such meeting.

  5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

  5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

  5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

  5.7. The Acquiring Fund covenants to prepare the Registration Statement on Form N-14 (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider, among other things, approval of this Agreement and the transactions contemplated herein. The Acquired Fund covenants to prepare the Proxy Statement to be included in the Registration Statement in compliance with the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider, among other things, approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

  5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

  5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

  5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the

Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to Acquired Fund pursuant to this Agreement and (ii) assume the stated liabilities from the Acquired Fund.

  5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing, terminate and deregister as a closed-end management investment company under the 1940 Act and dissolve and terminate its corporate existence under Delaware law.

  5.12. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

  The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

  6.1. All representations and warranties of Muni Funds, with respect to the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquired Fund, its adviser or any of their affiliates) against the Acquired Fund, the Acquiring Fund or their advisers, directors, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

  6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Muni Funds, with respect to the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

  6.3. The Acquired Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

    (a) Muni Funds has been duly formed and is an existing business trust;

    (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Muni Funds' registration statement under the 1940 Act;

    (c) the Agreement has been duly authorized, executed and delivered by Muni Funds, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of Muni Funds, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

    (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Fund's Declaration of Trust, as amended, or By-laws; and

    (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made; and

Such opinion may state that it is solely for the benefit of the Acquired Fund, its Directors and its officers. Such counsel may rely as to matters governed by the laws of The Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or Trustees of the Acquiring Fund. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Acquired Fund may reasonably request.

  6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

  The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

  7.1. All representations and warranties of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquiring Fund, its adviser or any of their affiliates) against the Acquiring Fund, the Acquired Fund or their advisers, directors/trustees or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

  7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund;

  7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

  7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Hunton & Williams, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

    (a) the Acquired Fund is a duly incorporated, validly existing Delaware corporation;

    (b) the Acquired Fund has the corporate power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Fund's registration statement under the 1940 Act;

    (c) the Agreement has been duly authorized, executed and delivered by the Acquired Fund and constitutes a valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

    (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Fund's Certificate of Incorporation, as amended, or By-laws; and

    (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the State of Delaware for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made; and

Such opinion may state that it is solely for the benefit of the Acquiring Fund, its Trustees and its officers. Such counsel may rely on certificates of officers or Directors of the Acquired Fund and, as to matters governed by the laws of the State of Delaware, on an opinion of Delaware counsel. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Acquiring Fund may reasonably request.

  7.5. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

  If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

  8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Certificate of Incorporation, as amended, and By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1;

  8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

  8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

  8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

  8.5. The Acquired Fund shall have received an opinion of Hunton & Williams and the Acquiring Fund shall have received an opinion of Willkie Farr & Gallagher, each dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Acquired Fund, followed by the distribution of such Shares to the Acquired Fund shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Acquired Fund, or upon the distribution of Shares to the shareholders of the Acquired Fund;
(iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring

Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the aggregate basis of Shares received by a shareholder of the Acquired Fund will be the same as the aggregate basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Shares received by a shareholder of the Acquired Fund will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets by the shareholder. The delivery of such opinion is conditioned upon receipt by each of Hunton & Williams and Willkie Farr & Gallagher of representations it shall request of the Acquired Fund (including its principal shareholders) and the Acquiring Fund, respectively. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9. INDEMNIFICATION

  9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Acquired Fund or any of its directors or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

  9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Acquiring Fund or any of its trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement. The Acquired Fund further agrees to accept full responsibility for and to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Acquiring Fund or any of its trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any and all statements, misstatements and/or omissions relating to the Acquired Fund, including (but not limited to) any and all financial information relating to the Acquired Fund (whether pro forma, audited or unaudited), either included in or incorporated by reference into the Proxy Statement and Registration Statement referred to in Sections 4.1(o) and 5.7, respectively.

10. FEES AND EXPENSES

  10.1. Muni Funds, on behalf of the Acquiring Fund, and Alterman represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

  10.2. The Acquiring Fund shall bear all of the expenses it incurs in connection with the Reorganization. The first $40,000 in legal and accounting expenses of the Reorganization incurred by the Acquired Fund will be borne solely by Salomon Smith Barney and legal and accounting expenses in excess of $40,000 incurred by the Acquired Fund will be borne equally by Salomon Smith Barney and by the Acquired Fund. Any such expenses which are so borne by Salomon Smith Barney and the Acquired Fund will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

  11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

  11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

12. TERMINATION

  This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or
(ii) by either party if the Closing shall not have occurred on or before , unless such date is extended by mutual agreement of the parties, or
(iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. AMENDMENTS

  This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

  Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 182 Hilderbrand Drive, Suite 102, Atlanta, Georgia 30328, with a copy to Hunton & Williams, NationsBank Plaza, Suite 4100, 600 Peachtree Street, N.E., Atlanta, Georgia 30308-2216, Attn.: David M. Carter, Esq., or to the Acquiring Fund, 388 Greenwich Street, New York, New York 10013, with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, Attn.: Burton M. Leibert, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

  15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

  15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

  15.4. Muni Funds is organized as a Massachusetts business trust, and references in this Agreement to Muni Funds mean and refer to the its Trustees from time to time serving under the Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which Muni Funds conducts its business. It is expressly agreed that the obligations of Muni Funds hereunder shall not be binding upon any of its Trustees, shareholders, nominees, officers, agents, or employees of Muni Funds or the Acquiring Fund personally, but bind only the property of the Acquiring Fund as provided in the Muni Funds' Declaration of Trust. Moreover, no series of Muni Funds other than the Acquiring Fund shall be responsible for the obligations of Muni Funds hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of Muni Funds hereunder. The execution and the delivery of this Agreement have been authorized by Muni Funds' Board of Trustees, on behalf of the Acquiring Fund, and this Agreement has been signed by authorized officers of the Acquiring Fund acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in Muni Funds' Declaration of Trust.

  15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                                   ALTERMAN INVESTMENT FUND, INC.



_____________________________________     By: _________________________________

Name:
Title:
                                          Its: ________________________________

Attest:                                   SMITH BARNEY MUNI FUNDS on behalf of
                                           the Georgia Portfolio



_____________________________________
Name:                                     By: _________________________________

Title:

                                          Its: ________________________________

Attest:                                   Solely with respect to section 10
                                           hereof:

                                          SALOMON SMITH BARNEY, INC.

_____________________________________
Name:
Title:                                    By: _________________________________


                                          Its: ________________________________

                    [This page is intentionally left blank]

                                                                      APPENDIX A

                    5% SHAREHOLDERS OF THE GEORGIA PORTFOLIO

  As of November 5, 1999 the following shareholders beneficially owned 5% or more of a class of shares of the Georgia Portfolio:

  Georgia Portfolio Class A

  Joseph W. Hamilton, 6.3%
  2540 Woodward Way
  Atlanta, GA 30305-3562

  Georgia Portfolio Class L

  Richard D. Bryant, Bruce Bryant, 5.4%
  Christy B. Weaver, Executors
  Estate of Jean P. Bryant
  PO Box 226
  Macon, GA 31202

           STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 15, 1999

                         Acquisition of the Assets of

                  ALTERMAN INVESTMENT FUND, INC. ("Alterman")
                       182 Hilderbrand Drive, Suite 102
                            Atlanta, Georgia  30328
                                (404) 237-9891

                       By and in Exchange for Shares of

                             THE GEORGIA PORTFOLIO
                             ("Georgia Portfolio")
                                  a series of
                            SMITH BARNEY MUNI FUNDS
                             388 Greenwich Street
                           New York, New York  10013
                                (212) 816-6474

     This Statement of Additional Information, relating specifically to the proposed transfer of all or substantially all of the assets of Alterman to the Georgia Portfolio, a series of Muni Funds, in exchange for Class A shares of the Georgia Portfolio and the assumption by the Georgia Portfolio of stated liabilities of Alterman, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

     1. Statement of Additional Information for the Georgia Portfolio, dated July 29, 1999.

     2.   Annual Report of the Georgia Portfolio for the year ended March 31,
          1999.

     3.   Annual Report of Alterman for the year ended April 30, 1999.

     This Statement of Additional Information is not a prospectus. A combined Prospectus/Proxy Statement, dated November 15, 1999, relating to the above-referenced matter may be obtained without charge by calling or writing Alterman or the Georgia Portfolio at the applicable telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the combined Prospectus/Proxy Statement.

                             FINANCIAL STATEMENTS

     The Annual Report of the Georgia Portfolio for the year ended March 31, 1999 and the Annual Report of Alterman for the year ended April 30, 1999, each including audited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. To obtain a copy of the Annual Reports without charge, please call Alterman at
(800) 861-1844 or the Georgia Portfolio at (800) 451-2010, as applicable.

                  PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

     The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of April 30, 1999, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended April 30, 1999 for the Georgia Portfolio and Alterman as adjusted giving effect to the Reorganization.

            PRO FORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                       AS OF APRIL 30, 1999 (UNAUDITED)

                                     Georgia Portfolio       Alterman            Pro forma        Georgia Portfolio
                                         (Actual)            (Actual)            Adjustments        (As adjusted)
                                    ------------------    --------------    -------------------  -------------------
Investments, at value                $      55,926,942    $   22,174,734    $                --  $        78,101,676
Cash                                                              16,283                                      16,283
Other assets less liabilities                  251,853           134,755    $           208,748              595,356
                                     -----------------    --------------    -------------------  -------------------
Net assets                           $      56,178,795    $   22,325,772    $           208,748  $        78,713,315
                                     =================    ==============    ===================  ===================
Shares outstanding                           4,196,035           787,769                879,544            5,863,348
Net asset value per share            $           13.39    $        28.34                         $             13.42

_________________________

                        COMBINED ASSETS AND LIABILITIES
                         AT APRIL 30, 1999 (UNAUDITED)

                                             Georgia Portfolio       Alterman         Pro forma        Georgia Portfolio
                                                  (Actual)           (Actual)        Adjustments         (As adjusted)
                                            ------------------    ---------------  ---------------   -------------------
Assets:
Investments, at value                       $   55,926,941.90     $ 22,174,734.00  $            --   $     78,101,675.90
Cash                                              (283,128.32)          16,283.00               --           (266,845.32)
Receivable for Fund shares sold                     23,459.94                  --               --             23,459.94
Receivable for securities sold                             --                  --               --                    --
Interest receivable                                909,114.59          343,231.00               --          1,252,345.59
Prepaid Expenses                                           --              272.00               --                272.00
                                            -----------------     ---------------   --------------   -------------------
     Total Assets                           $   56,576,388.11     $ 22,534,520.00                    $     79,110,908.11

Liabilities:
Payable for fund shares purchased                   23,192.11                  --               --             23,192.11
Payable for securities purchased                   186,056.72                  --               --            186,056.72
Management fees payable                            129,506.69            3,928.00        (3,928.00)           129,506.69
Distribution fees payable                            6,483.10                  --               --              6,483.10
Servicing fees payable                                 991.39                  --               --                991.39
Dividend payable                                   208,262.03          204,820.00      (204,820.00)           208,262.03
Accrued expenses and other liabilities            (156,899.24)                 --               --           (156,899.24)
                                            -----------------     ---------------   --------------   -------------------
     Total Liabilities                             397,592.80          208,748.00      (208,748.00)           397,592.80

     Total Net Assets                       $   56,178,795.31     $ 22,325,772.00                    $     78,713,315.31

Net assets:
Par value of shares of beneficial interest  $        4,196.29     $  1,969,423.00               --   $      1,973,619.29
Capital paid in excess of par                   54,009,203.26          389,555.00               --         54,398,758.26
Net Assets transferred at 1980 Reorg.                      --       17,957,417.00               --         17,957,417.00
Undistributed/Overdistributed NII                  (11,825.24)         596,364.00          208,748            793,238.76
Accumulated net realized gain/(loss)              (104,287.00)         705,937.00               --            601,650.00
Net unrealized appreciation of investments       2,281,508.00          707,076.00               --          2,988,584.00
                                            -----------------     ---------------   --------------   -------------------
     Total Net Assets                       $   56,178,795.31     $ 22,325,722.00                    $     78,713,315.31

Outstanding Shares:                              4,196,034.74          787,769.00

A                                                2,612,166.01         787,769.000      879,544.089          4,279,479.09
B                                                1,037,740.44                  --               --          1,037,740.44
L                                                  546,128.29                  --               --            546,128.29
Y                                                          --                  --               --                    --

NAV:

A                                           $           13.39     $         28.34          2.11650
B                                           $           13.39                  --               --
L                                           $           13.38                  --               --
Y                                                          --                  --               --

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
          FOR THE TWELVE MONTH PERIOD ENDED APRIL 30, 1999 (UNAUDITED)


                                                               Georgia
                                                              Portfolio          Alterman          Pro Forma            Georgia
                                                               (actual)          (actual)         Adjustments          Portfolio
                                                         ---------------------------------------------------------------------------
Investment Income
   Interest Income                                            2,431,531          1,095,629                             3,527,160
           Total Investment Income

Expenses:
  Management Fee                                               $221,437            $24,858            $80,144           $326,439 (2)
  Distribution                                                  175,473                  0            102,594            278,067
  Custody, Accounting, Legal
           & Auditing                                            19,964             70,061            (60,025)            30,000
  Shareholder Servicing                                          25,897              8,220            (11,337)            22,780
  Shareholder Communications                                     12,190                  0                  0             12,190
  Pricing Service                                                 7,418                  0                  0              7,418
  Registration                                                    3,976                  0                  0              3,976
  Trustees\Directors                                              1,766             14,000            (14,000)             1,766
  Taxes & licenses                                                                   9,799             (9,799)                 0
  Office Rent & Expenses                                                            14,916            (14,916)                 0
  Other                                                           3,606              7,775             (5,000)             6,381
                                                         ---------------------------------------------------------------------------
       Total Expenses                                           471,727            149,629             67,661            689,017
  Management Fee Waivers                                        (48,063)                 0             48,063                  0
                                                         ---------------------------------------------------------------------------
       Net Expenses                                            $423,664           $149,629           $115,724           $689,017
                                                         ---------------------------------------------------------------------------
Net investment income (loss)                                 $2,007,867           $946,000           $115,724         $2,838,143
Net Realized and Unrealized Gain (Loss) on
Investments:
      Net realized gain (loss) from Investments                  26,950             26,978                                53,928
      Net unrealized appreciation (depreciation)              2,281,508            161,626                             2,443,134
                                                         ---------------------------------------------------------------------------

Net increase in assets from operations                       $4,316,325         $1,134,604                            $5,335,205
                                                         ===========================================================================

Assumptions for projected expenses:

     (1) For asset based expenses, the net assets of Alterman Investment Fund at 4/30/99 are assumed to be average net assets for the year ended 4/30/99.
     (2)  Based on combined net assets at an annual rate of .45%.
     (3) Based on combined net assets at an annual rate of .15%, .65%, .70% for Class A, B, and L, respectively. Assumes assets of Alterman to be merged into Class A
     (4) Assumes combined entity's expense will equal current Georgia plus approximately $10,000.
     (5) Based on combined net assets at an annual rate of .024%, .045%, and .038% for Class A, B, and L, respectively.
     (6)  The fund currently discontinued waivers.
     (7) Assuming 65 bps expense cap, management fees taken would be approximately 40 bps.

--------------------------------------------------------------------------------
Combined Schedule of Investments                                  April 30, 1999
--------------------------------------------------------------------------------

                                                                                                              GEORGIA PRO FORMA
                                                                          GEORGIA             ALTERMAN            COMBINED
                                                                     FACE                   FACE                FACE
                               SECURITY                             AMOUNT       VALUE     AMOUNT    VALUE     AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------------------
Acworth Housing Authority Revenue, 6.125% due 3/1/17                $500,000   $532,500                       $500,000   $532,500
Albany Dougherty County, Inner City Authority, 5.100% due 1/1/07                          $200,000 $208,630    200,000    208,630
Albany Dougherty Payroll Development Authority, 5.200% due 5/15/28 1,000,000    997,500                      1,000,000    997,500
Athens Water & Sewer Revenue, 10.000% due 7/1/01                                           140,000  141,445    140,000    141,445
Atlanta Ad Valorem Property Tax Refunding, 5.000% due 12/1/20        500,000    495,625                        500,000    495,625
Atlanta Urban Residential Finance Authority, Multi-Family
  Housing Revenue:
      Cascade Pines Housing Project, 6.250% due 9/1/10             1,180,000  1,268,500                      1,180,000  1,268,500
      New Community, Series A-1, 5.450% due 11/20/17               1,000,000  1,028,750                      1,000,000  1,028,750
      Shamrock Garden Apartments Project, 6.250% due 4/1/19          500,000    500,625                        500,000    500,625
Atlanta Water Revenue, 5.500% due 11/1/19                          1,000,000  1,068,750                      1,000,000  1,068,750
Bartow County School District, 5.200 % due 5/1/07                                          250,000  267,295    250,000    267,295
Bibb County Development Authority Revenue, 5.000% due 10/1/08      1,000,000    990,000                      1,000,000    990,000
Burke County Development Authority PCR, 7.500% due 1/1/03            285,000    305,663                        285,000    305,663
Butts County COP, 6.750% due 12/1/14                                 250,000    286,250                        250,000    286,250
Camden County Joint Development Authority PCR, 5.000% due 1/1/12     200,000    197,750                        200,000    197,750
Carroll County School District, 3.850% due 4/1/03                                          300,000  301,311    300,000    301,311
Carroll County Water Authority, Water & Sewer Revenue,
  5.250% due 7/1/18                                                1,015,000  1,035,300                      1,015,000  1,035,300
Cartersville Development Authority Revenue Refunding,
  6.125% due 5/1/27                                                  500,000    543,750                        500,000    543,750
Clayton County Water Authority Revenue 5.100% due 5/1/16           1,000,000  1,027,500                      1,000,000  1,027,500
Chatam County School District, 4.500% due 8/1/05                                           500,000  512,395    500,000    512,395
Chatam County School District, 5.300% due 8/1/09                                           200,000  211,910    200,000    211,910
Clarke County Hospital Authority, 5.500% due 1/1/00                                        500,000  507,640    500,000    507,640
Clayton County Hospital Authority, 6.800% due 8/1/04                                       505,000  549,480    505,000    549,480
Clayton County Water and Sewer Authority, 6.100% due 5/1/00                                310,000  318,519    310,000    318,519
Clayton County Water and Sewer AuthorIty, 6.100% due 5/1/01                                175,000  182,665    175,000    182,665
Cobb-Marietta Counties Coliseum and Exhibit Hall Authority,
  10.250% due 2/1/02                                                 135,000    145,125                        135,000    145,125
Cobb-Marietta Counties Coliseum and Exhibit Hall Authority,
  5.625% due 10/1/26                                               1,100,000  1,205,875                      1,100,000  1,205,875
Cobb-Marietta Counties Coliseum and Exhibit Hail Authority,
  7.750% due 2/1/07                                                  680,000    777,750                        680,000    777,750
Cobb County Housing Authority Refunding, 6.875% due 10/1/17          240,000    254,700                        240,000    254,700
Colquitt County Development Authority Revenue,
  zero coupon due 12/1/21                                          1,875,000    527,344                      1,875,000    527,344
Columbia County Courthouse, 5.625% due 2/1/17                      1,000,000  1,061,250                      1,000,000  1,061,250
Cobb County Hospital Authority, 5.500% due 4/1/04                                          500,000  529,730    500,000    529,730
Cobb County Hospital Authority, 3.900% due 4/1/06                                          400,000  392,308    400,000    392,308
Cobb County School District, 5.000% due 2/1/03                                             300,000  313,356    300,000    313,356
Cobb County Water & Sewer Revenue, 4.600% due 7/1/00                                       200,000  203,110    200,000    203,110
Columbia County School District, 4.500% due 4/1/02                                         385,000  393,485    385,000    393,485
Columbus Hospital Authority, 5.200% due 6/1/04                                             320,000  337,270    320,000    337,270
Columbus Water and Sewer Revenue, 8.000% due 5/1/00                                        300,000  306,936    300,000    306,936
Columbus Water and Sewer Revenue, 6.300% due 5/1/07                                        505,000  555,081    505,000    555,081
Coweta County Board of Education, 5.250% due 8/1/99                                        200,000  200,980    200,000    200,980
Coweta County School District, 5.100% due 2/1/00                                           300,000  304,350    300,000    304,350
De Kalb County, 5.300% due 1/1/01                                                          395,000  406,246    395,000    406,246
De Kalb County, 5.800% due 1/1/02                                                          150,000  158,427    150,000    158,427
De Kalb County, 5.000% due 11/1/06                                                         755,000  793,716    755,000    793,716
De Kalb County, 7.150% due 1/1/07                                                          310,000  323,907    310,000    323,907

--------------------------------------------------------------------------------
Combined Schedule of Investments                                  April 30, 1999
--------------------------------------------------------------------------------

                                                                                                               GEORGIA PRO FORMA
                                                                        GEORGIA             ALTERMAN               COMBINED
                                                                    FACE                  FACE                  FACE
                               SECURITY                            AMOUNT     VALUE      AMOUNT    VALUE       AMOUNT     VALUE
----------------------------------------------------------------------------------------------------------------------------------

De Kalb County Housing Authority, Multi-Family Housing Revenue,
  7.050% due 1/1/39                                             $1,000,000 $1,127,500                       $1,000,000 $1,127,500
De Kalb County Housing Authority, Multi-Family Housing Revenue,
  7.750% due 1/1/26                                                300,000    318,366                          300,000    318,366
De Kalb County School District, 4.500% due 7/1/99                                      $ 400,000 $ 400,866     400,000    400,868
De Kalb County School District, 5.600% due 7/1/09                                        300,000   322,122     300,000    322,122
Douglas County School District, 5.000% due 1/1/05                                        195,000   208,262     195,000    208,262
Douglasville-Douglas County Water & Sewer Authority Revenue,
  5.625% due 6/1/15                                                625,000    682,031                           625,000   682,031
Downtown Savannah Development Authority, 4.000% due 8/1/00                               760,000   783,507      760,000   783,507
Downtown Savannah GO, 4.500% due 8/1/07                                                  250,000   252,963      250,000   252,963
Effingham County Development Authority, 5.625% due 7/1/18        1,000,000  1,015,000                         1,000,000 1,015,000
Fayette County Water Revenue, 5.000% due 10/1/08                                         255,000   268,273      255,000   268,273
Federated Georgia Municipal, Cash Trust                                                  530,442   530,442      530,442   530,442
Floyd County Hospital Authority, 5.100% due 7/1/06                                       475,000   497,539      475,000   497,539
Forsyth County School District, 5.250% due 7/1/09                                        200,000   216,630      200,000   216,630
Forsyth County School District Refunding, 5.100% due 7/1/11        500,000    525,625                           500,000   525,625
Fulco Hospital Authority Revenue, 4.875% due 11/15/15            1,000,000    988,750                         1,000,000   988,750
Fulton County Multi-Family Housing Authority Revenue,
  6.300 due 7/1/16                                               1,000,000  1,070,000                         1,000,000 1,070,000
Fulton County Hospital Authority, 4.600% due 10/1/02                                     250,000   256,003      250,000   256,003
Fulton County Housing Authority, 6.600% due 3/1/28                 155,000    163,912                           155,000   163,912
Fulton County School District, 5.375% due 1/1/18                 1,000,000  1,062,500                         1,000,000 1,062,500
Fulton County Water & Sewer Revenue:
     6.375% due 1/1/14                                             290,000    338,938                           290,000   338,938
     6.375% due 1/1/14                                              10,000     11,626                            10,000    11,626
     5.000% due 1/1/18                                           1,000,000    990,000                         1,000,000   990,000
Georgia Local Government, 4.750% due 6/1/28                      2,000,000  1,887,500                         2,000,000 1,887,500
Georgia Municipal Electric Authority Revenue, 7.250% due 1/1/24    600,000    783,000                           600,000   783,000
Georgia Municipal Electric Authority Revenue, 5.500% due 1/1/20  1,000,000  1,051,250                         1,000,000 1,051,250
Georgia Municipal Gas Authority Revenue, 5.000% due 11/1/13        500,000    506,875                           500,000   506,875
Georgia Municipal Gas Authority Revenue, 6.300% due 7/1/09         500,000    544,375                           500,000   544,375
Georgia State General Obligation, 4.400% due 7/1/01                                      270,000   275,319      270,000   275,319
Georgia State General Obligation, 6.800% due 11/1/04                                     200,000   213,654      200,000   213,654
Georgia State HFA:
     4.300% due 12/1/05                                                                  185,000   185,289      185,000   185,289
     4.450% due 12/1/07                                                                  250,000   250,700      250,000   250,700
     Series A, 6.600% due 12/1/23                                  350,000    368,812                           350,000   368,812
     Series A-1, 5.300% due 6/1/17                               1,000,000  1,018,750                         1,000,000 1,018,750
     Series A-2, 6.550% due 12/1/27                                500,000    530,625                           500,000   530,625
Georgia State Public Improvements, Series D, 5.250% due 10/1/14    500,000    532,500                           500,000   532,500
Georgia State Residential Finance Authority, 7.250% due 12/1/21    285,000    302,812                           285,000   302,812
Georgia State Tollway Authority Revenue Refunding,
  5.000% due 7/1/10                                              1,000,000  1,055,000                         1,000,000 1,055,000
Griffin - Spalding County School District, 5.050% due 2/1/07                             250,000   260,325      250,000   260,325
Gwinnett County Recreational Authority, 5.1 00% due 2/1/00                               200,000   202,806      200,000   202,806
Gwinnett County Water & Sewer Revenue, 5.050% due 8/1/04                                 225,000   237,150      225,000   237,150
Hall County School District, 6.000% due 12/1/03                                          150,000   163,175      150,000   163,175
Henry County School District, 5.500% due 8/1/02                                          750,000   792,953      750,000   792,953
Hogansville Combined Public Utility System, 5.850% due 10/1/15    1000,000  1,097,500                         1,000,000 1,097,500
Houston County School District, 5.050% due 3/1/08                                        250,000   259,675      250,000   259,675

--------------------------------------------------------------------------------
Combined Schedule of Investments                                  April 30, 1999
--------------------------------------------------------------------------------

                                                                                                                 GEORGIA PRO FORMA
                                                                            GEORGIA             ALTERMAN              COMBINED
                                                                        FACE                  FACE                 FACE
                               SECURITY                                AMOUNT     VALUE      AMOUNT    VALUE      AMOUNT    VALUE
------------------------------------------------------------------------------------------------------------------------------------

LaGrange Water & Sewer Revenue, 6.900% due 1/1/01                                          $ 400,000 $ 417,304   $400,000  $417,304
Lawrenceville Housing Authority, 6.250% due 12/1/29                 $1,000,000 $1,086,250                       1,000,000 1,086,250
Macon Water Authority, Water & Sewer Revenue, 4.500% due 10/01/02                            250,000   255,483    250,000   255,483
Macon Water Authority, Water & Sewer Revenue, 5.250% due 10/1/15       500,000    516,875                         500,000   516,875
Marietta General Obligations, 5.000% due 1/1/00                                              275,000   278,240    275,000   278,240
Marietta General Obligations, 5.000% due 1/1/01                                              235,000   240,903    235,000   240,903
Marietta General Obligations School Buildings, 9.300% due 1/1/01                             300,000   327,252    300,000   327,252
Metro Atlanta Rapid Transit Authority Revenue, 5.600% due 7/1/00                             180,000   184,802    180,000   184,802
Metro Atlanta Rapid Transit Authority Revenue, 6.250% due 7/1/20       250,000    289,375                         250,000   289,375
Milledgeville Water & Sewer Revenue, FSA-Insured,
  6.000% due 12/1/21                                                   500,000    565,625                         500,000   565,625
Monroe County Development Authority PCR, 6.800% due 1/1/12             500,000    585,000                         500,000   585,000
Monroe County Development Authority PCR, 5.250% due 1/1/15           1,080,000  1,127,250                       1,080,000 1,127,250
Muni Gas Authority, 4.200% due 6/1/08                                                        300,000   298,050    300,000   298,050
Muscogee County School District, 4.250% due 11/1/99                                          300,000   301,557    300,000   301,557
Paulding County, 5.550% due 8/1/09                                                           300,000   317,235    300,000   317,235
Peachtree City Water & Sewer Authority, 5.375% due 3/1/22            1,000,000  1,027,500                      1,000,000  1,027,500
Private Colleges & Universities Authority Revenue,
  5.750% due 10/1/02                                                                         200,000   213,214    200,000   213,214
Private Colleges & Universities Authority Revenue:
     Agnes Scott College Project, 4.750% due 6/1/28                  1,000,000    936,250                       1,000,000   936,250
     Emory University Project, Series A, 5.000% due 11/1/15          1,000,000  1,002,500                       1,000,000 1,002,500
     Emory University Project, 4.250% due 11/1/05                                            200,000   201,722    200,000   201,722
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue,
  10.250% 7/1/09                                                       485,000    650,506                         485,000   650,506
Puerto Rico Commonwealth Highway & Transportation Authority
  5.000% due 7/1/36                                                  1,500,000  1,471,875                       1,500,000 1,471,875
Puerto Rico Commonwealth, Public Improvement, 4.500% due 7/1/23      2,290,000  2,115,388                       2,290,000 2,115,388
Puerto Rico Electric Power Authority Revenue, 4.500% due 7/1/18      2,200,000  2,079,000                       2,200,000 2,079,000
Puerto Rico Housing Bank and Finance Agency, 7.500% due 12/1/06        500,000    583,750                         500,000   583,750
Puerto Rico Housing Bank and Finance Agency, 6.250% due 4/1/29         330,000    352,275                         330,000   352,275
Puerto Rico Industrial Tourist Educational, Medical & Environmental
       Control Facility Finance Authority, 5.625% due 7/1/27           750,000    754,688                         750,000   754,688
Puerto Rico Industrial Tourist Educational, Medical & Environmental
       Control Facility Finance Authority, 6.700% due 5/1/24           500,000    541,250                         500,000   541,250
Richmond County Development Authority, 5.400% due 2/1/33             2,000,000  2,007,500                       2,000,000 2,007,500
Richmond County Water and Sewer Revenue, 9.875% due 4/1/02             145,000    160,588                         145,000   160,588
Richmond County Water and Sewer Revenue, 4.900% due 10/1/08                                  250,000   260,815    250,000   260,815
Rockdale County Development Authority, 7.500% due 1/1/26             1,000,000  1,063,750                       1,000,000 1,063,750
Rockdale County School District 4,750% due 1/1/01                                            225,000   229,754    225,000   229,754
Rockdale County School District 6.000% due 1/1/04                                            250,000   272,220    250,000   272,220
Rockdale County Water and Sewer Revenue, 4.700% due 7/1/06                                   250,000   259,690    250,000   259,690
Savannah EDA, 6,200% due 9/1/04                                                              500,000   524,355    500,000   524,355
Savannah Hospital Authority Revenue, 7.000% due 1/1/11                 500,000    561,875                         500,000   561,875
Savannah Hospital Authority Revenue, 5.250 due 7/1/14                  725,000    747,656                         725,000   747,656
Savannah EDA, PCR, 6.150% due 3/1/17                                   500,000    557,500                         500,000   557,500
Savannah EDA. 5.850% due 1/1/09                                                              515,000   559,058    515,000   559,058
Savannah EDA, zero coupon due 12/1/21                                1,000,000    292,500                       1,000,000   292,500
Savannah Water and Sewer Authority, 4.650% due 12/1/08                                       500,000   509,535    500,000   509,535
South Fulton Jail Authority, 5.550% due 12/1110                                              225,000   244,771    225,000   244,771
Tift County Development Authority, 5.250% due 2/1/08                                         300,000   312,645    300,000   312,645
Tri City Hospital Authority Revenue. South Fulton Hospital
  10.250% due 7/1/06                                                   620.000   796.700                          620,000   796,700


--------------------------------------------------------------------------------
Combined Schedule of Investments                                  April 30, 1999
--------------------------------------------------------------------------------

                                                                                                                GEORGIA PRO FORMA
                                                                     GEORGIA                   ALTERMAN             COMBINED
                                                               FACE                     FACE                     FACE
                        SECURITY                              AMOUNT       VALUE       AMOUNT      VALUE        AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Troup County School District, 5.125% due 7/1/03                                       $500,000    $526,535     $500,000    $526,535
Virgin Islands HFA, 6.450% due 3/1/16                        $235,000    $248,512                               235,000     248,512
Virgin Islands Public Financing Authority Revenue,
  5.500% due 10/1/18                                        1,000,000   1,018,750                             1,000,000   1,018,750
Warner Robins Water & Sewer Authority, 5.600% due 711/99                               440,000     441,747      440,000     441,747
Washington Wilkes Payroll Development,
  zero coupon due 12/1/21                                   2,000,000     562,500                             2,000,000     562,500
                                                         ------------------------  -----------------------  -----------------------
                           TOTAL INVESTMENTS              $57,185,000 $55,926,942  $21,340,442 $22,174,734  $78,525,442 $78,101,676
                                                         ========================  =======================  =======================


It is not currently anticipated that there would be a significant rebalancing of the Alterman portfolio securities following the consummation of the Reorganization.

         THE ANNUAL REPORT AND STATEMENT OF ADDITIONAL INFORMATION OF
         THE GEORGIA PORTFOLIO DATED MARCH 31, 1999 AND JULY 29, 1999,
                  RESPECTIVELY, ARE INCORPORATED BY REFERENCE
                     TO THE MOST RECENT FILINGS THEREOF BY
                            SMITH BARNEY MUNI FUNDS

       THE ANNUAL REPORT AND PROSPECTUS OF ALTERMAN DATED APRIL 30, 1999 AND AUGUST 14, 1992, RESPECTIVELY, ARE INCORPORATED BY REFERENCE
                TO THE MOST RECENT FILINGS THEREOF BY ALTERMAN


Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement/ Prospectus to the extent that a statement contained herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement/Prospectus.

                     THIS PROXY IS SOLICITED ON BEHALF OF
                           THE BOARD OF DIRECTORS OF

                        ALTERMAN INVESTMENT FUND, INC.

     The undersigned stockholder(s) of Alterman Investment Fund, Inc. a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated November 16, 1999, and hereby appoints Perry Alterman and Daniel Alterman, and either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Stockholders of Alterman Investment Fund, Inc. to be held on December 7, 1999 at 11:00 a.m., local time, at 182 Hilderbrand Drive, Suite 102, Atlanta, Georgia 30328 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side.

     This Proxy, when properly executed, will be voted in accordance with the directions given by the undersigned stockholder. If no direction is made, it will be voted FOR Proposal 1, FOR Proposal 2 and FOR Proposal 3, and as the proxies deem advisable on such other matters as may come before the meeting.

                        Please date, sign and mail your

                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders

                        ALTERMAN INVESTMENT FUND, INC.

                          __________________________



                Please detach and Mail in the Envelope Provided

                PLEASE VOTE BY CHECKING [X] THE APPROPRIATE BOXES BELOW.



                                                 FOR      AGAINST    ABSTAIN
1. To approve an Agreement and
   Plan of Reorganization with the               [  ]       [  ]       [  ]
   Georgia Portfolio of Smith Barney
   Muni Funds, as described in the
   accompanying Proxy Statement/
   Prospectus.

                                  FOR all nominees listed       WITHHOLD authority
                                  to left (except as marked      to vote for all
                                  to the contrary at left)       nominees listed at left
2. To elect the nominees listed
   below to serve as                       [  ]                        [  ]
   directors of Alterman
   Investment Fund, Inc. for the
   ensuing year.
   Perry Alterman, Daniel Alterman,
   Kusiel Kaplan, Stanley Friedman,
   Joel J. Fryer

Instruction: To withhold authority to vote for any individual nominee, mark "FOR" hereon, and write that nominee's name in the space below.

_____________________________



                                                    FOR     AGAINST   ABSTAIN
3. To approve ratification of the selection of
   Bimbrey, Minsk & Minsk LLC as auditors           [ ]      [ ]         [ ]
   of Alterman Investment Fund, Inc. for
   fiscal 2000.

4. In their discretion, upon such other matters which may properly come before the meeting or any adjournment or adjournments thereof.


DATED:________, 1999


PLEASE COMPLETE, DATE, SIGN AND
RETURN THIS PROXY PROMPTLY.


SIGNATURE___________________


____________________________
Signature, if held jointly


NOTE: (This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate, if shares are held by joint tenants or as community property, both should sign.)